Exhibit 10.9

CO-INVESTMENT AGREEMENT

THIS CO-INVESTMENT AGREEMENT is entered into as of                , 2018, between Cerberus Capital Management, L.P. (“CCM”), Iron Horse Acquisition Corp., a Cayman Islands exempted company (the “Company”), and, solely for the purposes of Section 3(b) and Section 3(d) hereof, Cerberus Iron Horse Holdings, LLC, a Delaware limited liability company (the “Sponsor”). Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in Section 1.

Recitals

WHEREAS, the Company was incorporated for the purpose of effecting a Business Combination;

WHEREAS, the Company has confidentially submitted to the SEC a draft Registration Statement for its IPO of Public Units at a price of $10.00 per Public Unit, each comprised of one Class A Share and one-third of one Warrant;

WHEREAS, following the closing of the IPO, the Company will seek to identify and consummate a Business Combination;

WHEREAS, the potential Business Combinations that the Company intends to seek may provide an opportunity for the Co-Investors (as determined by CCM in accordance with the terms hereof) to participate in such Business Combination on and subject to the terms set forth in this Agreement and such other terms as may be agreed in connection with the consummation of such Business Combination; and

WHEREAS, the parties wish to enter into this Agreement, pursuant to which, to the extent CCM exercises its rights to effect a Co-Investment in accordance with the terms hereof, immediately prior to the Business Combination Closing, the Company shall issue and sell, and the Co-Investors shall purchase, on a private placement basis, Co-Investment Shares and Co-Investment Warrants in accordance with the terms hereof;

NOW, THEREFORE, in consideration of the premises, representations, warranties and the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions. In addition to the capitalized terms otherwise expressly defined in this Agreement, as used in this Agreement, the following capitalized terms shall have the following meanings:

“Agreement” means this Co-Investment Agreement, as it may be amended, modified and/or waived from time to time in accordance with the terms hereof.

“Business Combination” means the first merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination involving the Company and one or more other companies or businesses that is consummated (whether in one transaction or a series of related transactions) after the IPO Closing Date.

“Business Combination Closing” means the consummation of the Business Combination.

“Business Combination Closing Date” means the date upon which the Business Combination Closing occurs.

“Business Day” means any day, other than a Saturday or a Sunday, that is neither a legal holiday nor a day on which banking institutions are generally authorized or required by law or regulation to close in the City of New York, New York.

“CCM Parties” has the meaning ascribed to it in Section 5(e).

“CCM” has the meaning ascribed to it in the first paragraph of this Agreement.

“Charter” means the Memorandum and Articles of Association of the Company, as amended from time to time in accordance with its terms.

“Claim” has the meaning ascribed to it in Section 7(a)(ii).

“Class A Share” means a class A ordinary share, par value $0.0001 per share, of the Company, having such rights and obligations as described in the Registration Statement and set forth in the Charter.

“Class B Share” means a class B ordinary share, par value $0.0001 per share, of the Company, having such rights and obligations as described in the Registration Statement and set forth in the Charter, including with respect to conversion of such shares to Class A Shares set forth in the Charter.

“Co-Investment” means the subscription, pursuant to one or more Subscription Agreements, by one or more Co-Investors designated by CCM in the Co-Investment Exercise Notice, in which the Company shall issue and sell to such Co-Investors the Co-Investment Securities comprising the Co-Investment Units set forth in the Co-Investment Exercise Notice contemporaneously with the Business Combination Closing in an aggregate amount determined by CCM in its discretion up to 50,000,000 Co-Investment Units, for $10.00 per unit, or an aggregate maximum purchase price of $500,000,000 (or such greater number of Co-Investment Units at $10.00 per unit for a greater aggregate maximum purchase price and on such other terms and conditions as agreed in writing by the parties hereto prior to the Business Combination Closing).

“Co-Investment Exercise Notice” means a written notice delivered by CCM to the Company in accordance with Section 2 exercising the Co-Investment rights set forth in this Agreement, in the form attached hereto as Exhibit A.

“Co-Investment Purchase Price” means, with respect to all Co-Investors, the aggregate amount equal to the product of (a) the number of Co-Investment Units to be purchased by such Co-Investors as set forth in a validly delivered Co-Investment Exercise Notice multiplied by (b) $10.00, and, with respect to any Co-Investor, such Co-Investor’s pro rata portion of such aggregate amount based on the number of Co-Investment Units to be purchased by such Co-Investor compared to the total number of Co-Investment Units to be be purchased by all Co-Investors.

“Co-Investment Securities” means the Co-Investment Shares and the Co-Investment Warrants.

“Co-Investment Shares” means the Class A Shares to be issued to Co-Investor(s) upon CCM’s election to exercise its Co-Investment rights pursuant to this Agreement.

“Co-Investment Units” means the units, if any, issued to the Co-Investors in connection with the Co-Investment, each consisting of one (1) Class A Share and one-third (1/3) of one Warrant to purchase one (1) Class A Share.

“Co-Investment Warrants” means each whole Warrant to be issued to Co-Investor(s) upon CCM’s election to exercise its Co-Investment rights pursuant to this Agreement, with one Warrant being issuable to the Co-Investors per each increment of three Co-Investment Shares actually issued and sold to the Co-Investors. No fractional Co-Investment Warrants will be issued.

“Co-Investors” means any existing and future investment funds, accounts, co-investment vehicles, special purpose vehicles and other entities managed or controlled by CCM or its affiliates and/or investors in such funds, accounts, vehicles and other entities, in each case, as and to the extent determined by CCM in its discretion.

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“Company Covered Person” means, with respect to the Company as an “issuer” for purposes of Rule 506 promulgated under the Securities Act, any Person listed in the first paragraph of Rule 506(d)(1).

“Company Parties” has the meaning ascribed to it in Section 5(e).

“Company” has the meaning ascribed to it in the first paragraph of this Agreement.

“Excusal Notice” means the written notice from CCM to the Company stating that CCM has decided withdraw its election to exercise its Co-Investment rights granted pursuant to this Agreement for any reason.

“Governmental Entity” means the United States of America or any other nation, country, any state or other political subdivision thereof, or any entity exercising executive, legislative, judicial, regulatory or administrative functions of government.

“IPO Closing Date” means the closing day of the IPO.

“IPO” means the underwritten initial public offering of the Company contemplated by the Registration Statement.

“Per Unit Price” means US $10.00 per Co-Investment Unit.

“Person” means means an individual, a partnership, a corporation, a company, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, association or other entity or a Governmental Entity.

“Public Shares” means the Class A Shares issued as part of the Public Units sold in the IPO.

“Public Unit” means one (1) Class A Share and one-third (1/3) of one Warrant issued in connection with the IPO.

“Registration Statement” means the Company’s initial filing of a registration statement with the SEC on Form S-1 (File No. 333-222446) on January 5, 2018 and any post-effective amendment thereto, that was declared effective on                , 2018.

“SEC” means U.S. Securities and Exchange Commission.

“Sponsor” has the meaning ascribed to it in the first paragraph of this Agreement.

“Subscription Agreement” means a subscription agreement to be entered into by and between the Company and one or more Co-Investors in connection with any Co-Investment entered into accordance with the terms of this Agreement and, with respect to any Co-Investment up to $500,000,000, in substantially the form attached hereto as Exhibit B.

“Trust Account” has the meaning ascribed to it in Section 7(a)(i).

“Warrant” means a whole redeemable warrant exercisable to purchase one (1) Class A Share at an exercise price of $11.50 per share, subject to adjustment as described in the Warrant Agreement.

“Warrant Agent” means Continental Stock Transfer & Trust Company.

“Warrant Agreement” means the agreement executed or to be executed between the Company and the Warrant Agent in connection with the Company’s IPO.

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2. Co-Investment Right. On and subject to the terms set forth in this Agreement, for good and valuable consideration, the receipt and sufficiency of which has been agreed and acknowledged by the parties hereto, the Company hereby grants to CCM, and CCM hereby accepts (on behalf of itself and each Co-Investor), the right, exercisable at any time after the IPO Closing Date in CCM’s sole and absolute discretion by delivery of a Co-Investment Exercise Notice to the Company on or prior to the date on which the definitive proxy materials related to the proposed Business Combination are distributed to the public shareholders (such date, with respect to any proposed Business Combination, the “Election Period Expiration Date”), to cause the Company to effect the Co-Investment with the Co-Investors designated by CCM in its discretion; provided, that the Company shall provide CCM with at least five (5) Business Days’ notice of the date of such distribution. For the avoidance of doubt, neither CCM, any Co-Investor nor any of their respective affiliates shall have any obligation whatsoever to exercise any Co-Investment or other participation rights with respect to any Business Combination or any other transaction.

3. Notice of Business Combination; Exercise of Right.

(a) The Company shall keep CCM reasonably apprised on a prompt basis of each potential Business Combination opportunity that the Company has spent or intends to spend a material amount of time or other resources pursuing. Without limiting the foregoing, the Company shall provide CCM and the Co-Investors with access to any information reasonably requested by any of them regarding any company and/or business which is the target any potential Business Combination. Prior to consummating any Business Combination, the Company shall provide CCM with written notice of such proposed Business Combination as soon as reasonably practicable after the signing of a definitive transaction agreement concerning such proposed Business Combination (each a “Transaction Notice”). Each Transaction Notice shall set forth the material terms and such other information as is reasonably necessary for CCM and the Co-Investors to evaluate the proposed Business Combination. In the event that there are any material changes to the terms or conditions of a proposed Business Combination after the date upon which the Company delivers a Transaction Notice with respect to such Business Combination, the Company will promptly provide written notice to CCM describing in reasonable detail all of such material changes (each a “Material Change Notice”) and CCM (on behalf of the Co-Investors) shall have until the Election Period Expiration Date applicable to such proposed Business Combination to deliver a Co-Investment Exercise Notice (or, if any Co-Investment Exercise Notice has been previously delivered by CCM in respect of such Business Combination, an Excusal Notice) to the Company in respect of such Business Combination.

(b) If CCM timely delivers a Co-Investment Exercise Notice in accordance with Section 2 (for which no superseding Excusal Notice is delivered in accordance with Section 3(a)), electing to cause the Company to effect the Co-Investment and specifying the number of Co-Investment Units that each Co-Investors wishes to purchase (collectively, the “Purchased Co-Investment Units”), then the Company and the Sponsor shall promptly, and in any event at least two (2) Business Days prior to the Business Combination Closing Date, enter into one or more Subscription Agreements with the Co-Investors set forth in such Co-Investment Exercise Notice providing for the issuance by the Company, at the Business Combination Closing, of the Co-Investment Securities comprising such Purchased Co-Investment Units to such Co-Investors in the proportions set forth in such Co-Investment Exercise Notice in exchange for the Co-Investment Purchase Price.

(c) If, with respect to any Business Combination, CCM fails to timely deliver a Co-Investment Exercise Notice in accordance with Section 2 of this Agreement (or validly delivers a superseding Excusal Notice in accordance with Section 3(a) with respect to any previously delivered Co-Investment Exercise Notice) and, in each case, there is a Business Combination Closing with respect to such Business Combination, then none of the Company, CCM nor any Co-Investor shall have any further obligations hereunder in respect of any Business Combination, any Co-Investment or any other transaction.

(d) The parties hereto acknowledge that, subject to any applicable waivers by the Sponsor or its permitted transferee (as the Class B Share majority holder) and Section 5(b) of the Subscription Agreement, except as otherwise agreed by the applicable parties, if the Co-Investment right set forth herein is validly exercised,

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the issuance of Co-Investment Securities as part of the Co-Investment, and any other third party co-investment or future issuance, will result in an adjustment to the conversion ratio of the Class B Shares set forth in the Charter such that (after giving effect to the Business Combination, the Co-Investment and the conversion of Class B Shares contemplated by the Charter to occur in connection with a Business Combination) the initial holders of the Company’s Class B Shares as of immediately prior to the IPO and their permitted transferees, if any, would retain their aggregate percentage ownership at 20% of the sum of (i) the total number of Class A Shares issued and outstanding upon completion of the IPO (not including any shares issued upon the exercise of Warrants after the completion of the IPO) plus (ii) the sum of (a) the total number of Class A Shares issued or deemed issued or issuable upon conversion or exercise of any equity-linked securities or rights issued or deemed issued, by the Company in connection with or in relation to the consummation of the Business Combination (for such purposes, without regard for any vesting or other contingencies with respect to the exercise, exchange or conversion thereof), excluding any Class A Shares or equity-linked securities exercisable for or convertible into Class A Shares issued, or to be issued, to any seller in the Business Combination and any Warrants issued to the Sponsor upon conversion of working capital loans, minus (b) the number of Public Shares redeemed by public shareholders in connection with the Business Combination; (however in no event shall the Class B Shares convert into Class A Shares at a ratio that is less than one-for-one). In connection with the Business Combination Closing and in accordance with Section 5(b) of the Subscription Agreement,, the Sponsor shall contribute and forfeit to the Company (at no additional cost), and the Company shall accept from the Sponsor, the number of Class B Shares (or Class A Shares issued upon conversion of such shares) and Warrants held by the Sponsor (and, in addition to the Co-Investment Securities otherwise issuable to the Co-Investors hereunder and in connection with the transactions contemplated hereby, at the Co-Investment Closing the Company shall, and the Sponsor shall cause the Company to, issue and deliver to the Co-Investors (pro rata in accordance with their Co-Investment Purchase Price paid hereunder) a sufficient number of additional Class A Shares and Warrants) necessary to (when taken together with all applicable Sponsor waivers and all redemptions of Public Shares) prevent dilution of the holdings of the Co-Investors in the Company due to the holdings of the Sponsor in the Company.

4. Co-Investment Units. If the Co-Investment right set forth herein is validly exercised, (i) the Co-Investment Shares that are issued to the Co-Investor(s) will be identical to the Class A Shares included in the Public Units being sold to investors in the Company’s IPO, except that the Co-Investment Shares will be subject to transfer restrictions and certain registration rights, as described in the Subscription Agreement and (ii) the Co-Investment Warrants that are issued to the Co-Investors will be identical to the Warrants included in the Public Units sold to investors in the Company’s IPO and and will be subject to the terms and conditions of the Warrant Agreement (it being agreed that each Co-Investment Warrant will entitle the holder thereof to purchase one Class A Share at a price of $11.50 per share, subject to adjustment as described in the Warrant Agreement and only whole Warrants will be exercisable) and such other terms as may be agreed in connection with the consummation of a business combination. The Warrants will become exercisable upon the later of (a) 30 days after the Business Combination Closing Date and (b) 12 months after the IPO closing date, and will expire five years after the Business Combination Closing or earlier upon redemption or the liquidation of the Company, as described in the Warrant Agreement.

5. Representations and Warranties of CCM. CCM represents and warrants to the Company as follows, as of the date hereof:

(a) Organization and Power. CCM is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its formation (if the concept of “good standing” is a recognized concept in such jurisdiction) and has all requisite power and authority to carry on its business as presently conducted and as proposed to be conducted.

(b) Authorization. CCM has full power and authority to enter into this Agreement. This Agreement, when executed and delivered by CCM, will constitute the valid and legally binding obligation of CCM, enforceable in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and any other laws of general application affecting enforcement of creditors’ rights generally, or (b) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

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(c) Compliance with Other Instruments. The execution, delivery and performance by CCM of this Agreement and the consummation by CCM of the transactions contemplated by this Agreement will not result in any violation or default (i) of any provisions of its organizational documents, (ii) of any instrument, judgment, order, writ or decree to which it is a party or by which it is bound, (iii) under any note, indenture or mortgage to which it is a party or by which it is bound, (iv) under any lease, agreement or contract to which it is a party or by which it is bound or (v) of any provision of federal or state statute, rule or regulation applicable to CCM, in each case, which would have a material adverse effect on CCM or its ability to consummate the transactions contemplated by this Agreement.

(d) Affiliation of Certain FINRA Members. CCM is neither a person associated nor affiliated with Citigroup Global Markets Inc., Goldman Sachs & Co. LLC or, to its actual knowledge, any other member of the Financial Industry Regulatory Authority (“FINRA”) that is participating in the IPO.

(e) No Other Representations and Warranties; Non-Reliance. Except for the specific representations and warranties contained in this Section 5 and in any certificate or agreement delivered pursuant hereto (including, if applicable, in any Subscription Agreement), none of CCM nor any person acting on behalf of CCM nor any of CCM’s affiliates (the “CCM Parties”) has made, makes or shall be deemed to make any other express or implied representation or warranty with respect to CCM and this offering, and the CCM Parties disclaim any such representation or warranty. Except for the specific representations and warranties expressly made by the Company in Section 6 of this Agreement and in any certificate or agreement delivered pursuant hereto (including, if applicable, in any Subscription Agreement), CCM specifically disclaims that it is relying upon any other representations or warranties that may have been made by the Company, any person on behalf of the Company or any of the Company’s affiliates (collectively, the “Company Parties”).

6. Representations and Warranties of the Company. The Company represents and warrants to CCM as follows:

(a) Incorporation and Corporate Power. The Company is an exempted company duly incorporated and validly existing and in good standing as an exempted company under the laws of the Cayman Islands and has all requisite corporate power and authority to carry on its business as presently conducted and as proposed to be conducted. The Company has no subsidiaries.

(b) Authorization. All corporate action required to be taken by the Company’s Board of Directors and shareholders in order to authorize the Company to enter into this Agreement, has been taken. All action on the part of the shareholders, directors and officers of the Company necessary for the execution and delivery of this Agreement has been taken. This Agreement, when executed and delivered by the Company, shall constitute the valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally, or (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

(c) Governmental Consents and Filings. Assuming the accuracy of the representations made by CCM in this Agreement, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority is required on the part of the Company in connection with the consummation of the transactions contemplated by this Agreement.

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(d) Compliance with Other Instruments. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in any violation or default (i) of any provisions of the Charter, (ii) of any instrument, judgment, order, writ or decree to which it is a party or by which it is bound, (iii) under any note, indenture or mortgage to which it is a party or by which it is bound, (iv) under any lease, agreement, contract or purchase order to which it is a party or by which it is bound or (v) of any provision of federal or state or local statute, rule or regulation applicable to the Company, in each case which would have a material adverse effect on the Company or its ability to consummate the transactions contemplated by this Agreement.

(e) No General Solicitation. Neither the Company, nor any of its officers, directors, employees, agents or stockholders has either directly or indirectly, including, through a broker or finder (i) engaged in any general solicitation, or (ii) published any advertisement in connection with the offer and sale of the Co-Investment Securities.

(f) No Other Representations and Warranties; Non-Reliance. Except for the specific representations and warranties contained in this Section 6 and in any certificate or agreement delivered pursuant hereto (including, if applicable, in any Subscription Agreement), none of the Company Parties has made, makes or shall be deemed to make any other express or implied representation or warranty with respect to the Company, this offering, the proposed IPO or a potential Business Combination, and the Company Parties disclaim any such representation or warranty. Except for the specific representations and warranties expressly made by CCM in Section 5 of this Agreement and in any certificate or agreement delivered pursuant hereto (including, if applicable, in any Subscription Agreement), the Company Parties specifically disclaim that they are relying upon any other representations or warranties that may have been made by CCM Parties.

7. Additional Agreements and Acknowledgements of CCM.

(a) Trust Account.

(i) CCM (on behalf of itself and each Co-Investor) hereby acknowledges that it is aware that the Company will establish a trust account (the “Trust Account”) for the benefit of its public shareholders upon the closing of the IPO. CCM, for itself and its affiliates, hereby agrees that it has no right, title, interest or claim of any kind in or to any monies held in the Trust Account, or any other asset of the Company as a result of any liquidation of the Company, except for redemption and liquidation rights, if any, CCM and the Co-Investors may have in respect of any Public Shares, if any, held by it.

(ii) CCM (on behalf of itself and each Co-Investor) hereby agrees that it shall have no right of set-off or any right, title, interest or claim of any kind (“Claim”) to, or to any monies in, the Trust Account, and hereby irrevocably waives any Claim to, or to any monies in, the Trust Account that it may have now or in the future, except for redemption and liquidation rights, if any, CCM and the Co-Investors may have in respect of any Public Shares, if any, held by it. In the event CCM or any Co-Investor has any Claim against the Company under this Agreement, CCM or such Co-Investor shall pursue such Claim solely against the Company and its assets outside the Trust Account and not against the property or any monies in the Trust Account, except for redemption and liquidation rights, if any, CCM or such Co-Investor may have in respect of any Public Shares, if any, held by it.

(b) Redemption and Liquidation. CCM, on behalf of itself and the Co-Investor(s), hereby waives, with respect to any Class A Shares or Class B Shares from time to time held by it (if any) prior to the occurrence of a shareholder vote to approve a Business Combination, any redemption rights it may have in connection with (i) the consummation of such Business Combination, including any such rights available in the context of a shareholder vote to approve such Business Combination and (ii) any shareholder vote to approve an amendment to the Charter that would affect the substance or timing of the Company’s obligation to redeem 100% of the Class A Shares sold in the IPO if the Company has not consummated an initial Business Combination within the time period set forth in the Charter or in the context of a tender offer made by the Company to purchase Class A Shares; provided, however, for the avoidance of doubt, the parties acknowledge and agree that the Co-Investor(s) shall be entitled to redemption and liquidation rights with respect to any Public Shares, if any, held by them.

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(c) Voting. CCM, on behalf of itself and the Co-Investor(s), hereby agrees that if the Company seeks shareholder approval of a proposed Business Combination, then in connection with such proposed Business Combination, CCM shall (and shall cause each Co-Investor to) vote any voting securities of the Company owned by it (if any) in favor of any proposed Business Combination; provided, that for the avoidance of doubt, the Co-Investment Securities shall not be issued to the Co-Investors until immediately prior to such Business Combination Closing and subsequent to the shareholder vote to approve such Business Combination.

(d) No Short Sales. CCM, on behalf of itself and the Co-Investor(s), hereby agrees that neither it, nor any person or entity acting on its behalf or pursuant to any understanding with it, will engage in any Short Sales with respect to securities of the Company prior to the Business Combination Closing. For purposes of this Section, “Short Sales” shall include all “short sales” as defined in Rule 200 promulgated under Regulation SHO under the Securities Exchange Act of 1934, as amended, and all types of direct and indirect stock pledges (other than pledges in the ordinary course of business as part of prime brokerage arrangements), forward sale contracts, options, puts, calls, swaps and similar arrangements (including on a total return basis), and sales and other transactions through non-U.S. broker dealers or foreign regulated brokers.

8. Additional Agreements of the Sponsor and the Company.

(a) IPO. The Company will offer at least 50,000,000 Public Units in the IPO. Each Public Unit will be comprised of one Class A Share and one-third of one Warrant. Each whole Warrant will have an exercise price of $11.50 per share.

(b) Use of CCM’s Name. Except as used in the Registration Statement or in the name of the Sponsor, neither the Company nor the Sponsor will, without the prior written consent of CCM in each instance, use in advertising, publicity or otherwise the name of CCM, any of its affiliates, or any director, officer or employee of CCM, nor any trade name, trademark, trade device, service mark, symbol or any abbreviation, contraction or simulation thereof owned by CCM or its affiliates or any information relating to the business or operations of CCM or its affiliates (including, for the avoidance of doubt, any investment vehicles, funds or accounts managed thereby). Except as used in the Registration Statement or in the name of the Sponsor, neither the Company nor the Sponsor shall use any derivatives, combinations or trademarks of CCM without the prior written approval of CCM. Notwithstanding the foregoing, the Company may disclose (i) CCM’s name and information concerning CCM (A) to the extent required by law, regulation or regulatory request, including pursuant to a request for such disclosure from the Staff of the SEC or FINRA (including in connection with the IPO) or (B) to the Company’s lawyers, independent accountants and to other advisors and service providers who reasonably require CCM’s information in connection with the provision of services to the Company, are advised of the confidential nature of such information and are obligated to keep such information confidential, and (ii) CCM’s name and the terms of this Agreement to the any other Person investing in the Business Combination. The Company and the Sponsor agree to provide to CCM for CCM’s review any disclosure in any registration statement or other document no later than two (2) Business Days prior to the submission, filing or disclosure of such document in connection with the transactions contemplated by this Agreement with respect to CCM or any of its affiliates.

(c) NYSE Listing. The Company will use commercially reasonable efforts to effect and maintain the listing of the Class A Shares and Warrants on the New York Stock Exchange (or another national securities exchange).

9. General Provisions.

(a) Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt, or (a) personal delivery to the party to be notified, (b) when sent, if sent by electronic mail or facsimile (if any) during normal business hours of the recipient, and if not sent during normal business hours, then on the recipient’s next Business Day, (c) five (5) Business Days after having been sent by registered or certified mail, return receipt requested, postage

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prepaid, or (d) one (1) Business Day after deposit with a nationally recognized overnight courier, freight prepaid, specifying next Business Day delivery, with written verification of receipt. All communications sent to the Company shall be sent to: Iron Horse Acquisition Corp., c/o Cerberus Capital Management, 875 Third Avenue, New York, New York 10022, Attn: Mark Neporent, email: mneporent@cerberuscapital.com, with a copy to the Company’s counsel at: Kirkland & Ellis LLP, 601 Lexington Avenue, New York, NY 10022, Attn: Douglas Ryder, P.C. and Joshua F. Soszynski, Esq., emails: douglas.ryder@kirkland.com and joshua.soszynski@kirkland.com, fax: (212) 446-4900.

All communications to CCM shall be sent to CCM’s address as set forth on the signature page hereof, or to such e-mail address, facsimile number (if any) or address as subsequently modified by written notice given in accordance with this Section 9(a).

(b) No Finder’s Fees. Other than fees payable to Citigroup Global Markets Inc. and Goldman Sachs & Co. LLC in connection with the IPO, which shall be the responsibility of the Company, each party represents that it neither is nor will be obligated for any finder’s fee or commission in connection with this transaction. The Company agrees to indemnify and hold harmless CCM and the Co-Investors from any liability for any commission or compensation in the nature of a finder’s or broker’s fee arising out of this transaction (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

(c) Survival of Representations and Warranties. All of the representations and warranties contained herein shall survive in accordance with applicable law.

(d) Entire Agreement. This Agreement, together with any documents, instruments and writings that are delivered pursuant hereto or referenced herein, constitutes the entire agreement and understanding of the parties hereto in respect of its subject matter and supersedes all prior understandings, agreements, or representations by or among the parties hereto, written or oral, to the extent they relate in any way to the subject matter hereof or the transactions contemplated hereby.

(e) Successors. All of the terms, agreements, covenants, representations, warranties, and conditions of this Agreement are binding upon, and inure to the benefit of and are enforceable by, the parties hereto and their respective successors. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

(f) Assignments. Except as otherwise specifically provided herein, no party hereto may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other party.

(g) Counterparts. This Agreement may be executed in two or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument.

(h) Headings. The section headings contained in this Agreement are inserted for convenience only and will not affect in any way the meaning or interpretation of this Agreement.

(i) Governing Law. This Agreement, the entire relationship of the parties hereto, and any litigation between the parties (whether grounded in contract, tort, statute, law or equity) shall be governed by, construed in accordance with, and interpreted pursuant to the laws of the State of Delaware, without giving effect to its choice of laws principles.

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(j) Jurisdiction. The parties (i) hereby irrevocably and unconditionally submit to the jurisdiction of the state courts of Delaware and to the jurisdiction of the United States District Court for the State of Delaware for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement, (ii) agree not to commence any suit, action or other proceeding arising out of or based upon this Agreement except in state courts of Delaware or the United States District Court for the State of Delaware , and (iii) hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court.

(k) Waiver of Jury Trial. The parties hereto hereby waive any right to a jury trial in connection with any litigation pursuant to this Agreement and the transactions contemplated hereby.

(l) Amendments. This Agreement may not be amended, modified or waived as to any particular provision, except with the written consent of the Company, the Sponsor and CCM.

(m) Severability. The provisions of this Agreement will be deemed severable and the invalidity or unenforceability of any provision will not affect the validity or enforceability of the other provisions hereof; provided that if any provision of this Agreement, as applied to any party hereto or to any circumstance, is adjudged by a governmental authority, arbitrator, or mediator not to be enforceable in accordance with its terms, the parties hereto agree that the governmental authority, arbitrator, or mediator making such determination will have the power to modify the provision in a manner consistent with its objectives such that it is enforceable, and/or to delete specific words or phrases, and in its reduced form, such provision will then be enforceable and will be enforced.

(n) Expenses. Each of the Company, the Sponsor and the Co-Investor(s) will bear its own costs and expenses incurred in connection with the preparation, execution and performance of this Agreement and the consummation of the transactions contemplated hereby, including all fees and expenses of agents, representatives, financial advisors, legal counsel and accountants; provided, that if the Co-Investment Closing occurs, then at the Business Combination Closing, the Company shall reimburse the Co-Investors for a portion of such costs and expenses borne by the Co-Investors solely to the extent necessary to cause all such costs and expenses of the Company, the Sponsor and the Co-Investors in the aggregate to be shared pro rata among the Sponsor, the Co-Investors and the other shareholders of the Company based on their relative ownership of Company securities. For the avoidance of doubt, if the Co-Investment Closing does not occur, the Co-Investors shall not be entitled to reimbursement of such costs and expenses by the Company. The Company shall be responsible for the fees of its transfer agent, stamp taxes and all The Depository Trust Company fees associated with the issuance of any Co-Investment Securities.

(o) Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties hereto and no presumption or burden of proof will arise favoring or disfavoring any party hereto because of the authorship of any provision of this Agreement. Any reference to any federal, state, local, or foreign law will be deemed also to refer to law as amended and all rules and regulations promulgated thereunder, unless the context requires otherwise. The words “include,” “includes,” and “including” will be deemed to be followed by “without limitation.” Pronouns in masculine, feminine, and neuter genders will be construed to include any other gender, and words in the singular form will be construed to include the plural and vice versa, unless the context otherwise requires. The words “this Agreement,” “herein,” “hereof,” “hereby,” “hereunder,” and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. The parties hereto intend that each representation, warranty, and covenant contained herein will have independent significance. If any party hereto has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty or covenant relating to the same subject matter (regardless of the relative levels of specificity) which such party hereto has not breached will not detract from or mitigate the fact that such party hereto is in breach of the first representation, warranty, or covenant.

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(p) Waiver. No waiver by any party hereto of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, may be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising because of any prior or subsequent occurrence.

(q) Confidentiality. Except as may be required by law, regulation or applicable stock exchange listing requirements, unless and until the transactions contemplated hereby and the terms hereof are publicly announced or otherwise publicly disclosed by the Company, the parties hereto shall keep confidential and shall not publicly disclose the existence or terms of this Agreement.

(r) Specific Performance. Each of the parties hereto agrees that irreparable damage may occur in the event any provision of this Agreement was not performed by the parties hereto in accordance with the terms hereof and that the other parties hereto each shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity, without the posting of any bond and without proof of actual damages. No party will oppose the granting of any such relief on the ground(s) that any other party has an adequate remedy at law, that any such party has not proven actual damages, and/or that such party should be required to post a bond.

(s) Favorable Terms. The Company hereby represents and warrants that as of the date hereof, and covenants and agrees that after the date hereof, none of the agreements with any other Person for the purchase of Class A Shares includes or will include terms, rights or other benefits that are more favorable, in any material respect, to such other Person than the terms, rights and benefits in favor of CCM and the Co-Investors under this Agreement and the Subscription Agreement, and the Company will not waive any material obligation under the agreements with such other Person unless, in any such case, CCM (and the Co-Investors) has been offered in writing the opportunity to concurrently receive the benefits of all such terms, rights and benefits or waiver. CCM (on behalf of the Co-Investors) shall notify the Company in writing, within ten (10) days after the date it has been offered the opportunity to receive the benefit of such terms, rights, benefits or waiver, of its election to receive any such term, right, benefit or waiver so offered.

[Signature Page Follows]

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IN WITNESS WHEREOF, the undersigned have executed this Co-Investment Agreement to be effective as of the date first set forth above.

CCM:

CERBERUS CAPITAL MANAGEMENT, L.P.

By:                                         , acting as general partner

	Address for Notices:	Cerberus Capital Management, L.P.
875 Third Avenue
New York, NY 10022
By:		Attn: Mark Neporent, General Counsel
Name:	E-mail:	mneporent@cerberus.com
Title	Fax:

COMPANY:

IRON HORSE ACQUISITION CORP.

By:
	Name:	Steven F. Mayer
	Title:	Chief Executive Officer and Director

SPONSOR (solely for the purposes of Section 8 hereof)

CERBERUS IRON HORSE HOLDINGS, LLC

By:
Name:
Title:

[Signature Page to Co-Investment Agreement]

Exhibit A

Form of Co-Investment Exercise Notice

[DATE]

Iron Horse Acquisition Corp.

875 Third Avenue

New York, NY 10022

Re:	Exercise of Co-Investment Rights

Ladies and Gentlemen:

Pursuant to Section 2 of the Co-Investment Agreement, dated [•], 2018 (the “Co-Investment Agreement”), among Cerberus Capital Management, L.P. (“CCM”), Iron Horse Acquisition Corp. (the “Company”), and, solely for purposes of Section 3(b) and Section 3(d) thereof Cerberus Iron Horse Holdings, LLC (“Sponsor”), CCM, on behalf of the Co-Investors, hereby delivers this Co-Investment Exercise Notice and exercises its Co-Investment rights to cause the Company to issue to the the Co-Investment Units [and other Co-Investment Securities] to the Co-Investors and in the amounts, in each case, set forth below. Capitalized terms used herein but not otherwise defined herein shall have the respective meanings ascribed to them in the Co-Investment Agreement.

Co-Investor	Number of Co-Investor Units	Co-Investment Purchase Price	Co-Investment Securities Underlying Co-Investor Units
			Co-Investment Shares	Co-investment Warrants
Total

Co-Investor	[Additional Co-Investor Securities]			[Additional Investment Purchase Price]
	[Co-Investment Shares	Co-investment Warrants	Other]
Total

If you have any questions, please contact [•], at [•].

CCM:

CERBERUS CAPITAL MANAGEMENT, L.P.

By:
Its:

By:
Name:
Title:

Exhibit B

Form of Subscription Agreement

See attached.

SUBSCRIPTION AGREEMENT

This SUBSCRIPTION AGREEMENT, dated as of [•], 201[•] (this “Agreement”), is made by and between each Co-Investor listed on the signature pages hereto (each a “Co-Investor”), Iron Horse Acquisition Corp., a Cayman Islands exempted company (the “Company”), and Cerberus Iron Horse Holdings, LLC, a Delaware limited liability company (the “Sponsor”). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Co-Investment Agreement (as defined below).

WHEREAS, pursuant to that certain Co-Investment Agreement, dated [•], 2018, by and between the Company, Cerberus Capital Management, L.P. (“CCM”), and, solely for the purposes of Section 3(b) and Section 3(d) thereof, the Sponsor, CCM, on behalf of the Co-Investor(s) on a several and not joint basis, has exercised the Co-Investment rights set forth in the Co-Investment Agreement by delivering a Co-Investment Exercise Notice with respect to the Purchased Co-Investment Units set forth herein in exchange for a Co-Investment Purchase Price equal to $[•]; and

WHEREAS, on and subject to the terms and conditions set forth in this Agreement and the Co-Investment Agreement, the Company desires to issue and deliver to the Co-Investors the Co-Investment Securities comprising the Purchased Co-Investment Units.

NOW, THEREFORE, in consideration of the foregoing premises, the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Sale and Purchase of Co-Investment Securities.

(a) On and subject to the terms and conditions hereof, the Company shall issue and sell to each Co-Investor, and each Co-Investor shall subscribe for and purchase from the Company, the number of Co-Investment Shares and Co-Investment Warrants set forth opposite such Co-Investor’s name on Annex A attached hereto in exchange for a cash payment to the Company equal to the Co-Investment Purchase Price set forth opposite such Co-Investor’s name on Annex A attached hereto. Notwithstanding anything in this Agreement to the contrary, the Company shall have no obligation to issue any Co-Investment Securities to any Person who is a resident of a jurisdiction in which the issuance of such securities to such Person would constitute a violation of the securities, “blue sky” or other similar laws of such jurisdiction.

(b) No fractional Co-Investment Warrants will be issued, but the aggregate number of Co-Investment Warrants to be issued hereunder shall be no less than the number of warrants that would be issuable hereunder if the entire Co-Investment of all Co-Investors was made by a single Co-Investor. Each Co-Investment Warrant will have the same terms as each Warrant sold as part of the Public Units in the IPO and will be subject to the terms and conditions of the Warrant Agreement (it being agreed that each Co-Investment Warrant will entitle the holder thereof to purchase one Class A Share at a price of $11.50 per share, subject to adjustment as described in the Warrant Agreement, and only whole Warrants will be exercisable). The Warrants will become exercisable on the later of (i) thirty (30) days after the Business Combination Closing Date or (ii) twelve (12) months after the completion of the IPO, and will expire five years after the Business Combination Closing or earlier upon redemption or the liquidation of the Company, as described in the Warrant Agreement.

(c) On [•]1 (the “Deposit Date”), each Co-Investor shall deposit, by wire transfer of immediately available funds to the escrow account listed on Annex B attached hereto (or other means approved by the Company’s board of directors (the “Board”) in its discretion), a cash amount equal to the Co-Investment Purchase Price set forth opposite such Co-Investor’s name on Annex A attached hereto, which amount shall be held in escrow pending the Business Combination Closing by the Company’s transfer agent (as a third party escrow agent) in accordance with the terms of an escrow agreement between the Company, the Co-Investors and the Company’s transfer agent. If (i) the Business Combination Closing does not occur within thirty (30) days after the Deposit Date, or (ii) the Co-Investors deliver an Excusal Notice after the Deposit Date and prior to the Business Combination Closing in accordance with the terms of the Co-Investment Agreement, then the escrow agreement will provide that, in each case, the escrow agent

[1]	To be the date that is three (3) Business Days prior to the date on which the Business Combination Closing is expected to occur.

automatically, and without any further action of any Person, return to each Co-Investor the amount actually deposited by such Co-Investor on the date hereof pursuant to this Section 1(c), provided, however, that the return of the funds placed in the escrow in accordance with this Section 1(c) shall not terminate this Agreement or otherwise relieve any Person of any of its obligations under the Co-Investment Agreement.

(d) The closing of the purchase and sale of the Co-Investment Securities comprising the Purchased Co-Investment Units (the “Co-Investment Closing”) shall be held on the same date and immediately prior the Business Combination Closing, or at such other date and/or time in advance of the Business Combination Closing as the parties hereto may agree in writing (the date on which the Co-Investment Closing occurs is referred to herein as the “Closing Date”). At the Co-Investment Closing:

(i) the Company shall issue to each Co-Investor who has paid in full its Co-Investment Purchase Price in accordance with the terms of this Agreement the number of Co-Investment Shares and Co-Investment Warrants set forth opposite such Co-Investor’s name on Annex A attached hereto, each registered in the name of such Co-Investor, against (and concurrently with) release by the escrow agent to the Company of the Co-Investment Purchase Price paid by such Co-Investor;

(ii) the Company shall register each Co-Investor as the owner(s) of the Co-Investment Securities purchased by such Co-Investor and issued hereunder in the register of members of the Company and with the Company’s transfer agent by book entry on or promptly after (but in no event more than two (2) Business Days after) the date of the Co-Investment Closing; and

(iii) each register and book entry for the Co-Investment Securities shall contain a notation, and each certificate (if any) evidencing the Co-Investment Securities shall be stamped or otherwise imprinted with a legend, in substantially the following form:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, AND MAY NOT BE TRANSFERRED IN VIOLATION OF SUCH ACT AND LAWS.”

2. Shareholders Agreement; Registration Rights. The Co-Investors shall have shareholder rights and registration rights with respect to the Co-Investment Securities and the Company and each Co-Investor shall execute and deliver (a) a shareholders agreement governing certain rights, obligations and preferences of the Co-Investors with respect to the Co-Investment Securities and the Company containing terms customary for investments of this nature and such other terms as may be mutually agreed by the Company, the Co-Investors and the other parties thereto, if any (the “Shareholders Agreement”) and (b) the registration rights agreement attached hereto as Exhibit A (the “Registration Rights Agreement”). For the avoidance of doubt, the Shareholders Agreement shall provide for director nomination rights entitling the Co-Investors to collectively nominate a proportion of the number of directors of the Board that the Company is entitled to elect or appoint as of immediately following the Business Combination Closing which is proportionate to the number of Company voting securities owned by all Co-Investors relative to the total number of Company voting securities to be issued and outstanding as of immediately following the Business Combination Closing, rounding down to the nearest whole number of directors (which nominees shall meet the requirements of applicable law and exchange rules and other requirements determined by the Board which are reasonable and appropriate in the context of a public company). Additionally, the Shareholders Agreement shall set forth such other rights and obligations of the Co-Investors and the Company (including, without limitation, with respect to shareholder approvals, voting, and disclosure of information) as may be mutually agreed upon by the Company, the Co-Investors and the other parties thereto, if any, and which are otherwise not inconsistent with this Agreement, applicable law, the rules of any applicable securities exchange and are appropriate for public companies.

3. Representations and Warranties. Each Co-Investor hereby makes (on a several and not joint basis) the following representations and warranties to the Company, solely with respect to itself and not with respect to or on behalf of any other Co-Investor, each and all of which shall be true and correct as of the date of this Agreement and the Closing Date, and shall survive the execution and delivery of this Agreement.

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(a) Organization and Power. If an entity, such Co-Investor is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its formation (if the concept of “good standing” is a recognized concept in such jurisdiction) and has all requisite power and authority to carry on its business as presently conducted and as proposed to be conducted.

(b) Authorization. The Co-Investor has full power and authority to enter into this Agreement. This Agreement, when executed and delivered by such Co-Investor, will constitute the valid and legally binding obligation of such Co-Investor, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and any other laws of general application affecting enforcement of creditors’ rights generally or as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

(c) Governmental Consents and Filings. No consent, approval, order of authorization of, or registration, qualification, designation, declaration or filing with, any federal state or local government authority is required on the part of such Co-Investor in connection with the consummation of the transactions contemplated by this Agreement.

(d) No Conflict. The execution, delivery and performance by such Co-Investor of this Agreement and the other agreements contemplated hereby and the consummation by such Co-Investor of the transactions contemplated by this Agreement and such other agreements will not result in any violation or default (i) of any provisions of its organizational documents, if applicable, (ii) of any instrument, judgment, order, writ or decree to which it is a party or by which it is bound, (iii) under any note, indenture or mortgage to which it is a party or by which it is bound, or (iv) under any lease, agreement, contract or purchase order to which it is a party or by which it is bound or (v) of any provision of federal or state statute, rule or regulation applicable to the Co-Investor, in each case, which would have a material adverse effect on such Co-Investor or its ability to consummate the transactions contemplated by this Agreement.

(e) Purchase Entirely for Own Account. This Agreement is made with such Co-Investor in reliance upon such Co-Investor’s representation to the Company, which by such Co-Investor’s execution of this Agreement, such Co-Investor hereby confirms, that the Co-Investment Securities to be acquired by such Co-Investor hereunder will be acquired for investment for such Co-Investor’s own account, not as a nominee or agent of any other Person, and not with a view to the resale or distribution of any part thereof, and that such Co-Investor has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of law. By executing this Agreement, such Co-Investor further represents that, except as set forth herein, such Co-Investor does not presently have any contract, undertaking, agreement or arrangement with any Person to sell, transfer or grant participations to such Person or to any third Person, with respect to any of the Co-Investment Securities. If such Co-Investor was formed for the specific purpose of acquiring the Co-Investment Securities, each of its equity owners is an accredited investor as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

(f) Disclosure of Information. The Co-Investor has had an opportunity to discuss the Company’s business, management, financial affairs and the terms and conditions of the offering of the Co-Investment Securities, as well as the terms of the Company’s IPO, with the Company’s board of directors and management.

(g) Restricted Securities. Such Co-Investor understands that the Co-Investment Securities issued to it have not been, and will not be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of each Co-Investor’s representations as expressed herein. Such Co-Investor understands that the Co-Investment Securities are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, such Co-Investor must hold the Co-Investment Securities issued to it indefinitely unless they are registered with the SEC and qualified by state authorities, or an exemption from such registration and qualification requirements is available. Such Co-Investor acknowledges that the Company has no obligation to register or qualify the Co-Investment, except as set forth in the Registration Rights Agreement. Such Co-Investor further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Co-Investment Securities, and on requirements relating to the Company which are outside of such Co-Investor’s control, and which the Company is under no obligation and may not be able to satisfy. Such Co-Investor acknowledges and understands that the offering of the Co-Investment Securities is not and is not intended to be part of the IPO, and that such Co-Investor will not be able to rely on the protection of Section 11 of the Securities Act.

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(h) No Public Market. Such Co-Investor understands that, unless until the Co-Investment Securities are registered in accordance with the Registration Rights Agreement, no public market exists for the Co-Investment Securities.

(i) High Degree of Risk. Such Co-Investor understands that its agreement to purchase the Co-Investment Securities involves a high degree of risk which could cause such Co-Investor to lose all or part of its investment.

(j) Accredited Investor. Such Co-Investor represents that it is an “accredited investor” as defined in Rule 501(a) promulgated under Regulation D of the Securities Act, or an entity in which all of the equity holders are accredited investors within the meaning of Rule 501(a) under the Securities Act, and has (or, in the case of a trust, the trustee has) such knowledge and experience in financial and business matters so as to be capable of evaluating the merits and risks of his, her or its investment in the Co-Investment Securities, and such Co-Investor is capable of bearing the economic risks of such investment and is able to bear the complete loss of his, her or its investment in the Co-Investment Securities. Rule 501(a), in relevant part, states that an “accredited investor” shall mean any person who comes within any of the following categories, or who the issuer reasonably believes comes within any of the following categories, at the time of the sale of the securities to that Person:

(i) any bank, registered broker or dealer, insurance company, registered investment company, business development company, or small business investment company;

(ii) any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000;

(iii) any employee benefit plan, within the meaning of the Employee Retirement Income Security Act of 1974, if a bank, insurance company, or registered investment adviser makes the investment decisions, or if the plan has total assets in excess of $5,000,000;

(iv) any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

(v) any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of a general partner of that issuer;

(vi) any natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his purchase exceeds $1,000,000, excluding the value of the primary residence of such natural person, calculated by subtracting from the estimated fair market value of the property the amount of debt secured by the property, up to the estimated fair market value of the property;

(vii) any natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

(viii) any trust with assets in excess of $5,000,000, not formed to acquire the securities offered, whose purchase is directed by a sophisticated person; or

(ix) any entity in which all of the equity owners are accredited investors.

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(k) Foreign Investor. If such Co-Investor is not a United States person (as defined by Section 7701(a)(30) of the Code), such Co-Investor hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Co-Investment Securities or any use of this Agreement, including (i) the legal requirements within its jurisdiction for the purchase of the Co-Investment Securities, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Co-Investment Securities. Such Co-Investor’s subscription and payment for and continued beneficial ownership of the Co-Investment Securities will not violate any applicable securities or other laws of such Co-Investor’s jurisdiction.

(l) No General Solicitation. Neither such Co-Investor, nor any of its officers, directors, employees, agents, shareholders or partners has either directly or indirectly, including, through a broker or finder (i) to its knowledge, engaged in any general solicitation, or (ii) published any advertisement to connection with the offer and sale of the Co-Investment Securities such Co-Investor has not incurred or become liable for any broker’s commission or finder’s fee relating to the transactions contemplated by this Agreement.

(m) Non-Public Information. Such Co-Investor acknowledges its obligations under applicable securities laws with respect to the treatment of non-public information relating to the Company.

(n) Adequacy of Financing. Such Co-Investor has available to it sufficient funds to satisfy its obligations under this Agreement.

(o) Disclosure. Such Co-Investor has been afforded the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of Company concerning the terms and conditions of the offering of the Co-Investment Securities and the merits and risks of investing in Company and has had an opportunity to fully evaluate an investment in the Co-Investment Securities, is in a financial position to hold the Co-Investment Securities for an indefinite period of time and is able to bear the economic risk and withstand a complete loss of the Co-Investor’s investment in the Co-Investment Securities. Furthermore, such Co-Investor has been afforded the opportunity to examine all documents related to and, if applicable, executed in connection with the transactions contemplated by this Agreement, which such Co-Investor has requested to examine.

(p) Tax and Legal Advice. Such Co-Investor has obtained such tax and legal advice that it deemed appropriate, and has had an opportunity to consult with legal and financial advisors concerning this Agreement and its subject matter. Such Co-Investor has read and understood this Agreement. Such Co-Investor has not relied on the Company or the Company for any information regarding the Company or the value of the Co-Investment Securities. Such Co-Investor acknowledges that the Company is not acting as a fiduciary or financial or investment advisor to such Co-Investor, and has not given the Co-Investor any investment advice, opinion or other information on whether the exchange described herein is prudent.

(q) Residence. Such Co-Investor represents that such Co-Investor’s home address (and principal place of residence is in the country or state) or address of the principal place of business, as applicable, is as set forth on the signature page hereof.

(r) OFAC. Such Co-Investor understands that federal regulations and executive orders administered by the United States Department of the Treasury’s Office of Foreign Assets Control (“OFAC”) prohibit, among other things, the engagement in transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals. Such Co-Investor represents and warrants that it is not a person named on an OFAC list, nor is such Co-Investor a person with whom dealings are prohibited under any OFAC regulation.

(s) No Other Representations and Warranties; Non-Reliance. Except for the specific representations and warranties contained in this Section 2 and in any certificate or agreement delivered pursuant hereto, none of such Co-Investor nor any Person acting on behalf of such Co-Investor nor any of such Co-Investor’s affiliates (the “Co-Investor Parties”) has made, makes or shall be deemed to make any other express or implied representation or warranty with respect to such Co-Investor and this offering, and the Co-Investor Parties disclaim any such representation or warranty.

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Except for the specific representations and warranties expressly made by the Company in Section 4 of this Agreement and in any certificate or agreement delivered pursuant hereto, the Co-Investor Parties specifically disclaim that they are relying upon any other representations or warranties that may have been made by the Company, any Person on behalf of the Company or any of the Company’s affiliates (collectively, the “Company Parties”).

4. Representations and Warranties of the Company. The Company makes the following representations and warranties to each Co-Investor, each of which shall be true and correct as of the date of this Agreement and as of the Co-Investment Closing, and shall survive the execution and delivery of this Agreement:

(a) Capitalization. The authorized share capital of the Company consists of:

(i) [•] Class A Shares, [•] of which are issued and outstanding; and

(ii) [•] Class B Shares, all of which are issued and outstanding and held by the Sponsor. All of the issued and outstanding Class A Shares and Class B Shares have been duly authorized, are fully paid and nonassessable and were issued in compliance with all applicable federal and state securities laws.

(b) Incorporation and Power. The Company is duly incorporated, validly existing, and in good standing under the laws of the Cayman Islands and has all requisite power and authority to carry on its business as presently conducted and as proposed to be conducted.

(c) Authorization. The Company has full power and authority to enter into this Agreement. This Agreement, when executed and delivered by the Company, will constitute the valid and legally binding obligation of such the Company, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and any other laws of general application affecting enforcement of creditors’ rights generally or as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

(d) Valid Issuance of Securities.

(i) The Co-Investment Securities, when issued, sold and delivered in accordance with the terms and for the consideration set forth in this Agreement and registered in the register of members of the Company, and the securities issuable upon conversion or exercise of the Co-Investment Securities, when issued in accordance with the terms of the Co-Investment Securities, this Agreement and the Warrant Agreement, and registered in the register of members of the Company, will be validly issued, fully paid and nonassessable and free of all preemptive or similar rights, taxes, liens, encumbrances and charges with respect to the issue thereof and restrictions on transfer other than restrictions on transfer specified under this Agreement, the Shareholders Agreement, applicable state and federal securities laws and liens or encumbrances created by or imposed by such Co-Investor. Assuming the accuracy of the representations of such Co-Investor in this Agreement and subject to the filings described in Section 4(e) below, the Co-Investment Securities will be issued in compliance with all applicable federal and state securities laws.

(ii) No “bad actor” disqualifying event described in Rule 506(d)(1)(i)-(viii) of the Securities Act (a “Disqualification Event”) is applicable to the Company or, to the Company’s knowledge, any Company Covered Person (as defined below), except for a Disqualification Event as to which Rule 506(d)(2)(ii–iv) or (d)(3), is applicable. “Company Covered Person” means, with respect to the Company as an “issuer” for purposes of Rule 506 promulgated under the Securities Act, any Person listed in the first paragraph of Rule 506(d)(1).

(e) Governmental Consents and Filings. Assuming the accuracy of the representations made by each Co-Investor in this Agreement, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority is required on the part of the Company in connection with the consummation of the transactions contemplated by this Agreement, except for filings pursuant to Regulation D of the Securities Act, and applicable state securities laws.

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(f) No Conflict. The execution, delivery and performance by the Company of this Agreement and the other agreements contemplated hereby and the consummation by the Company of the transactions contemplated by this Agreement and such other agreements will not result in any violation or default (i) of any provisions of the Company’s memorandum and articles of association, attached hereto as Exhibit B (as amended, including in connection with the Business Combination Closing, the “Charter”), or other governing documents, (ii) of any instrument, judgment, order, writ or decree to which it is a party or by which it is bound, (iii) under any note, indenture or mortgage to which it is a party or by which it is bound, or (iv) under any lease, agreement, contract or purchase order to which it is a party or by which it is bound or (v) of any provision of federal or state statute, rule or regulation applicable to the Company, in each case, which would have a material adverse effect on the Company or its ability to consummate the transactions contemplated by this Agreement.

(g) Operations. As of the date hereof, the Company has not conducted, and prior to the Business Combination Closing the Company will not conduct, any operations other than organizational activities and activities in connection with the IPO, the pursuit of a Business Combination (together with all co-investments in connection therewith), the offerings of the Co-Investment Securities, and matters reasonably related thereto.

(h) Foreign Corrupt Practices. Neither the Company, nor any director, officer, agent, employee or other Person acting on behalf of the Company has, in the course of its actions for, or on behalf of, the Company (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

(i) Compliance with Anti-Money Laundering Laws. The operations of the Company are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements and all other applicable U.S. and non-U.S. anti-money laundering laws and regulations, including, but not limited to, those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the USA Patriot Act of 2001 and the applicable money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(j) Absence of Litigation. There is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company or any of the Company’s officers or directors, whether of a civil or criminal nature or otherwise, in their capacities as such.

(k) No General Solicitation. Neither the Company, nor any of its officers, directors, employees, agents or shareholders has either directly or indirectly, including, through a broker or finder (i) engaged in any general solicitation, or (ii) published any advertisement in connection with the offer and sale of the Co-Investment Securities.

(l) No Other Representations and Warranties; Non-Reliance. Except for the specific representations and warranties contained in this Section 4 and in any certificate or agreement delivered pursuant hereto, none of the Company Parties has made, makes or shall be deemed to make any other express or implied representation or warranty with respect to the Company, this offering, the IPO or the Business Combination, and the Company Parties disclaim any such representation or warranty. Except for the specific representations and warranties expressly made by such Co-Investor in Section 2 of this Agreement and in any certificate or agreement delivered pursuant hereto, the Company Parties specifically disclaim that they are relying upon any other representations or warranties that may have been made by the Co-Investor Parties.

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5. Additional Agreements and Acknowledgements.

(a) Transfer Restrictions. Until such time as the Co-Investors cease to own Company securities, the Sponsor agrees that it shall not Transfer any securities of the Company held by it from time to time except pursuant to its tag-along rights with respect to Transfers of Company securities by the Co-Investors set forth in the Shareholders Agreement. Notwithstanding the foregoing, Transfers of the Company securities are permitted (i) to any members, partners, officers or directors of any of the Co-Investors, the Company or the Sponsor, or any affiliates or immediate family members of any of the foregoing; (ii) to any affiliates of the Sponsor or any Co-Investor; (iii) to charitable organizations; (iv) in the case of any permitted transferee of the Sponsor who is an individual, (A) to the individual’s immediate family, (B) to a trust controlled by such individual, the sole beneficiaries of which are such individual and members such individual’s immediate family, (C) a controlled affiliate of such individual, or (D) by virtue of laws of descent and distribution upon death of such individual); (v) in the event of the Company’s liquidation, bankruptcy or dissolution prior to the completion of a Business Combination; (vi) to any investment fund or other entity controlled or managed by CCM, the Sponsor or any of their respective affiliates, or to any investment manager or investment advisor of any of the foregoing; (vii) indirectly as a consequence of any permitted transfers of Sponsor equity in accordance with the Sponsor’s governing documents; (viii) to a nominee or custodian of a Person to whom a disposition or Transfer would be permissible under clauses (i) through (vii) above, and (ix) pursuant to an order of a court or regulatory agency; provided, however, that, as required by the Company after delivery to the Company of advance written notice of any such proposed permitted transfer by the Sponsor, permitted transferees must enter into a written agreement agreeing to be bound by these transfer restrictions. For the avoidance of doubt, this section shall not restrict the ability to exercise any Warrants in accordance with their terms.

(b) Sponsor Promote Anti-Dilution. The parties hereto acknowledge that, subject to any applicable waivers by the Sponsor or its permitted transferee (as the Class B Share majority holder), the issuance of Co-Investment Securities as part of the Co-Investment, and any other third party co-investment or future issuance, will result in an adjustment to the conversion ratio of the Class B Shares set forth in the Charter such that (after giving effect to the Business Combination, the Co-Investment and the conversion of Class B Shares contemplated by the Charter to occur in connection with a Business Combination) the initial holders of the Company’s Class B Shares as of prior to the IPO and their permitted transferees, if any, would retain their aggregate percentage ownership at 20% of the sum of (i) the total number of Class A Shares issued and outstanding upon completion of the IPO (not including any shares issued upon the exercise of Warrants after the completion of the IPO) plus (ii) the sum of (a) the total number of Class A Shares issued or deemed issued or issuable upon conversion or exercise of any equity-linked securities or rights issued or deemed issued, by the Company in connection with or in relation to the consummation of the Business Combination (for such purposes, without regard for any vesting or other contingencies with respect to the exercise, exchange or conversion thereof), excluding any Class A Shares or equity-linked securities exercisable for or convertible into Class A Shares issued, or to be issued, to any seller in the Business Combination and any Warrants issued to the Sponsor upon conversion of working capital loans, minus (b) the number of Public Shares redeemed by public shareholders in connection with the Business Combination (however in no event shall the Class B Shares convert into Class A Shares at a ratio that is less than one-for-one). The Co-Investment Securities will not be aggregated with the holdings of the Sponsor in calculating the anti-dilution adjustment described in this Section 5(b). In connection with the Business Combination Closing, the Sponsor shall contribute and forfeit to the Company (at no additional cost), and the Company shall accept from the Sponsor, the number of Class B Shares (or Class A Shares issued upon conversion of such shares) and Warrants held by the Sponsor (and, in addition to the Co-Investment Securities otherwise issuable to the Co-Investors hereunder and in connection with the transactions contemplated hereby, at the Co-Investment Closing the Company shall, and the Sponsor shall cause the Company to, issue and deliver to the Co-Investors (pro rata in accordance with their Co-Investment Purchase Price paid hereunder) a sufficient number of additional Class A Shares and Warrants) necessary to (when taken together with all applicable Sponsor waivers and all redemptions of Public Shares) prevent dilution of the holdings of the Co-Investors in the Company due to the holdings of the Sponsor in the Company. The Sponsor, the Co-Investors and the Company shall take all necessary actions to effect the anti-dilution terms of this Section 5(b) and shall use commercially reasonable efforts to effect any required contributions and issuances of securities contemplated by this Section 5(b) in a manner that is intended to be tax efficient to the Sponsor, the Co-Investors and the Company. Any transfer of any portion of the Sponsor’s holdings in the Company pursuant to this Section 5(b) will take effect as a surrender for no-consideration or contribution (as applicable) of Class B Shares (or Class A Shares received upon conversion of such Class B Shares) and Warrants by the Sponsor to the Company and an issuance of Class A Shares and Warrants to the applicable Co-Investor(s) as a matter of Cayman Islands law. For the avoidance of doubt, the parties hereto acknowledge and agree that any Class

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A Shares and Warrants issued to the Sponsor as a result of this Section 5(b) shall constitute “Co-Investment Shares”, “Co-Investment Warrants” and “Co-Investment Securities”, as applicable, for purposes hereof. The parties hereto acknowledge that, for U.S. federal income tax purposes, unless otherwise required by Law, (x) the sale and purchase of the Co-Investment Securities in the Co-Investment and the issuance of Class A Shares and Warrants to the applicable Co-Investor(s) pursuant to the anti-dilution terms of this Section 5(b) shall together be treated as (A) in part a contribution of cash to the Company by the applicable Co-Investor(s) in exchange for (1) the Co- Investment Shares that constitute Co-Investment Securities issued in the Co-Investment and (2) the Class A Shares issued pursuant to the anti-dilution terms of this Section 5(b), that is intended to be a contribution described in Section 351 of the Code, and (B) in part an acquisition for cash by the applicable Co-Investor(s) of (1) the Co-Investment Warrants that constitute Co-Investment Securities issued in the Co-Investment and (2) the Warrants issued pursuant to the anti-dilution terms of this Section 5(b), and (y) the Co-Investment Purchase Price shall be allocated among such securities in accordance with their respective fair market values. As used in this Agreement, the term “equity-linked securities” refers to any debt or equity securities that are convertible, exercisable or exchangeable for our Class A Shares issued in a financing transaction in connection with the Business Combination, including but not limited to a private placement of equity or debt.

(c) Trust Account.

(i) The Co-Investor hereby acknowledges that it is aware that the Company will establish a trust account (the “Trust Account”) for the benefit of its public shareholders upon the closing of the IPO. Each Co-Investor, for itself and its affiliates, hereby agrees that it has no right, title, interest or claim of any kind in or to, or to any monies held in, the Trust Account, or any other asset of the Company as a result of any liquidation of the Company, except for redemption and liquidation rights, if any, the Co-Investor may have in respect of any Public Shares.

(ii) Each Co-Investor hereby agrees that it shall have no right of set-off or any right, title, interest or claim of any kind (“Claim”) to, or to any monies in, the Trust Account, and hereby irrevocably waives any Claim to, or to any monies in, the Trust Account that it may have now or in the future, except for redemption and liquidation rights, if any, the Co-Investor may have in respect of any Public Shares held by it. In the event a Co-Investor has any Claim against the Company under this Agreement, such Co-Investor shall pursue such Claim solely against the Company and its assets outside the Trust Account and not against the Trust Account, its trustee or any property or monies in the Trust Account, except for redemption and liquidation rights, if any, the Co-Investor may have in respect of any Public Shares held by it.

(d) Redemption and Liquidation. Each Co-Investor hereby waives, with respect to any Co-Investment Securities comprising any Class A Shares or Class B Shares from time to time held by it (if any), any redemption rights it may have in connection with (i) the consummation of a Business Combination, including any such rights available in the context of a shareholder vote to approve such Business Combination and (ii) any shareholder vote to approve an amendment to the Charter that would affect the substance or timing of the Company’s obligation to redeem 100% of the Class A Shares sold in the IPO if the Company has not consummated an initial Business Combination within the time period set forth in the Charter or in the context of a tender offer made by the Company to purchase Class A Shares; provided, however, for the avoidance of doubt, the parties acknowledge and agree each such Co-Investor shall be entitled to redemption and liquidation rights with respect to any Public Shares, if any, held by it.

(e) Voting. Each Co-Investor hereby agrees that if the Company seeks shareholder approval of a proposed Business Combination, then in connection with such proposed Business Combination, such Co-Investor shall vote any voting securities of the Company owned by it (if any) in favor of any proposed Business Combination; provided, that for the avoidance of doubt, the Co-Investment Securities shall not be issued to the Co-Investors until immediately prior to such Business Combination Closing and subsequent to the shareholder vote to approve such Business Combination.

(f) No Short Sales. Each Co-Investor hereby agrees that neither it, nor any Person acting on its behalf or pursuant to any understanding with it, will engage in any Short Sales with respect to securities of the Company prior to the Business Combination Closing.

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(g) IRS Forms. On the Deposit Date, each Co-Investor shall deliver to the Company a properly completed (including any required attachment) and duly executed applicable IRS Form W-8 or W-9, and shall from time to time deliver to the Company updates of such forms as they become invalid or obsolete.

6. Additional Agreements of the Sponsor and the Company.

(a) QEF Election Information. The Company shall use commercially reasonable efforts to determine whether, in any year, the Company is a “passive foreign investment company” (a “PFIC”) within the meaning of U.S. Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder (collectively, the “Code”). If the Company determines that it is a PFIC in any year, for the year of determination and for each year thereafter during which the Co-Investor holds an equity interest in the Company, including warrants, the Company shall use commercially reasonable efforts to (i) make available to the Co-Investor the information that may be required to make or maintain a “qualified electing fund” election under the Code with respect to the Company and (ii) furnish the information required to be reported under Section 1298(f) of the Code.

(b) NYSE Listing. The Company will use commercially reasonable efforts to effect and maintain the listing of the Class A Shares and Warrants on the New York Stock Exchange (or another national securities exchange).

7. Closing Conditions.

(a) The obligation of the Co-Investor to purchase the Co-Investment Securities at the Co-Investment Closing under this Agreement shall be subject to the fulfillment, at or prior to the Co-Investment Closing of each of the following conditions, any of which, to the extent permitted by applicable laws, may be waived by the Co-Investor:

(i) the Business Combination shall be consummated substantially concurrently with, and immediately following, the issuance of the Co-Investment Securities and release of the Co-Investment Purchase Price to the Company from the escrow account in accordance with the terms hereof;

(ii) the Company shall have delivered to each Co-Investor a certificate evidencing the Company’s good standing as a Cayman Islands exempted company, as of a date within ten (10) Business Days of the Co-Investment Closing;

(iii) the representations and warranties of the Company set forth in Section 4 of this Agreement shall have been true and correct as of the date hereof and shall be true and correct as of the Co-Investment Closing, as applicable, with the same effect as though such representations and warranties had been made on and as of such date (other than any such representation or warranty that is made by its terms as of a specified date, which shall be true and correct as of such specified date), except where the failure to be so true and correct would not have a material adverse effect on the Company or its ability to consummate the transactions contemplated by this Agreement;

(iv) the Company and the Sponsor shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company or the Sponsor at or prior to the Co-Investment Closing;

(v) the Sponsor shall not have validly delivered to the Company an Excusal Notice in accordance with the terms and conditions set forth in Section 3(a) of the Co-Investment Agreement;

(vi) no order, writ, judgment, injunction, decree, determination, or award shall have been entered by or with any governmental, regulatory, or administrative authority or any court, tribunal, or judicial, or arbitral body, and no other legal restraint or prohibition shall be in effect, preventing the purchase by the Co-Investors of the Co-Investment Securities.

(b) The obligation of the Company to issue and sell the Co-Investment Securities at the Co-Investment Closing under this Agreement shall be subject to the fulfillment, at or prior to the Co-Investment Closing of each of the following conditions, any of which, to the extent permitted by applicable laws, may be waived by the Company:

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(i) the Business Combination shall be consummated substantially concurrently with, and immediately following, the issuance of the Co-Investment Securities and release of the Co-Investment Purchase Price to the Company from the escrow account in accordance with the terms hereof ;

(ii) the representations and warranties of each Co-Investor set forth in Section 2 of this Agreement shall have been true and correct as of the date hereof and shall be true and correct as of the Co-Investment Closing, as applicable, with the same effect as though such representations and warranties had been made on and as of such date (other than any such representation or warranty that is made by its terms as of a specified date, which shall be true and correct as of such specified date), except where the failure to be so true and correct would not have a material adverse effect on the Co-Investor or its ability to consummate the transactions contemplated by this Agreement;

(iii) each Co-Investor shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Co-Investor at or prior to the Co-Investment Closing; and

(iv) no order, writ, judgment, injunction, decree, determination, or award shall have been entered by or with any governmental, regulatory, or administrative authority or any court, tribunal, or judicial, or arbitral body, and no other legal restraint or prohibition shall be in effect, preventing the purchase by the Co-Investors of the Co-Investment Securities.

8. Termination. This Agreement may be terminated at any time prior to the Co-Investment Closing:

(a) by mutual written consent of the Company and the Co-Investor;

(b) automatically,

(i) if the Business Combination is not consummated within 24 months from the closing of the IPO, unless such period is extended by amendment to the Charter in accordance with its terms;

(ii) upon the date that is ten (10) Business Days after the valid delivery to the Company by the Co-Investors of an Excusal Notice in accordance with the terms and conditions set forth in Section 3(a) of the Co-Investment Agreement which is not withdrawn in writing by the Co-Investors prior to such date; or

(iii) if the Sponsor or the Company becomes subject to any voluntary or involuntary petition under the United States federal bankruptcy laws or any state insolvency law, in each case which is not withdrawn within sixty (60) days after being filed, or a receiver, fiscal agent or similar officer is appointed by a court for business or property of the Sponsor or the Company, in each case which is not removed, withdrawn or terminated within sixty (60) days after such appointment.

In the event of any termination of this Agreement pursuant to this Section 8, the Co-Investment Purchase Price (and interest thereon, if any), if previously paid, and all Co-Investors’ funds paid in connection herewith shall be promptly returned to the Co-Investors, and thereafter this Agreement shall forthwith become null and void and have no effect, without any liability on the part of any Co-Investor, the Sponsor or the Company and their respective directors, officers, employees, partners, managers, members, or shareholders and all rights and obligations of each party shall cease; provided, however, that nothing contained in this Section 8 shall relieve any party from liabilities or damages arising out of any fraud or willful breach by such party of any of its representations, warranties, covenants or agreements contained in this Agreement.

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9. General Provisions.

(a) Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt, or (i) personal delivery to the party to be notified, (ii) when sent, if sent by electronic mail or facsimile (if any) during normal business hours of the recipient, and if not sent during normal business hours, then on the recipient’s next Business Day, (iii) five (5) Business Days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one (1) Business Day after deposit with a nationally recognized overnight courier, freight prepaid, specifying next Business Day delivery, with written verification of receipt. All communications sent to the Company shall be sent to: Iron Horse Acquisition Corp., c/o Cerberus Capital Management, 875 Third Avenue, New York, New York 10022, Attn: Mark Neporent, email: mneporent@cerberuscapital.com, with a copy to the Company’s counsel at: Kirkland & Ellis LLP, 601 Lexington Avenue, New York, NY 10022, Attn: Douglas Ryder, P.C. and Joshua F. Soszynski, Esq., emails: douglas.ryder@kirkland.com and joshua.soszynski@kirkland.com, fax: (212) 446-4900. All communications to a Co-Investor or the Sponsor shall be to such Person’s address as set forth on the signature page hereof, or to such e-mail address, facsimile number (if any) or address as subsequently modified by written notice given in accordance with this Section 9(a).

(b) No Finder’s Fees. Other than fees payable to Citigroup Global Markets Inc. and Goldman Sachs & Co. LLC in connection with the IPO, which shall be the responsibility of the Company, each party represents that it neither is nor will be obligated for any finder’s fee or commission in connection with this transaction. The Company agrees to indemnify and hold harmless the Co-Investors from any liability for any commission or compensation in the nature of a finder’s or broker’s fee arising out of this transaction (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

(c) Survival of Representations and Warranties. All of the representations and warranties contained herein shall survive in accordance with applicable law.

(d) Entire Agreement. This Agreement, together with any documents, instruments and writings that are delivered pursuant hereto or referenced herein, constitutes the entire agreement and understanding of the parties hereto in respect of its subject matter and supersedes all prior understandings, agreements, or representations by or among the parties hereto, written or oral, to the extent they relate in any way to the subject matter hereof or the transactions contemplated hereby.

(e) Successors. All of the terms, agreements, covenants, representations, warranties, and conditions of this Agreement are binding upon, and inure to the benefit of and are enforceable by, the parties hereto and their respective successors. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

(f) Assignments. Except as otherwise specifically provided herein, no party hereto may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other parties.

(g) Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument.

(h) Headings. The section headings contained in this Agreement are inserted for convenience only and will not affect in any way the meaning or interpretation of this Agreement.

(i) Governing Law. This Agreement, the entire relationship of the parties hereto, and any litigation between the parties (whether grounded in contract, tort, statute, law or equity) shall be governed by, construed in accordance with, and interpreted pursuant to the laws of the State of Delaware, without giving effect to its choice of laws principles.

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(j) Jurisdiction. The parties (i) hereby irrevocably and unconditionally submit to the jurisdiction of the state courts of Delaware and to the jurisdiction of the United States District Court for the State of Delaware for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement, (ii) agree not to commence any suit, action or other proceeding arising out of or based upon this Agreement except in state courts of Delaware or the United States District Court for the State of Delaware , and (iii) hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court.

(k) Waiver of Jury Trial. The parties hereto hereby waive any right to a jury trial in connection with any litigation pursuant to this Agreement and the transactions contemplated hereby.

(l) Amendments. This Agreement may not be amended, modified or waived as to any particular provision, except with the written consent of the Company, the Sponsor and the Co-Investor(s).

(m) Severability. The provisions of this Agreement will be deemed severable and the invalidity or unenforceability of any provision will not affect the validity or enforceability of the other provisions hereof; provided that if any provision of this Agreement, as applied to any party hereto or to any circumstance, is adjudged by a governmental authority, arbitrator, or mediator not to be enforceable in accordance with its terms, the parties hereto agree that the governmental authority, arbitrator, or mediator making such determination will have the power to modify the provision in a manner consistent with its objectives such that it is enforceable, and/or to delete specific words or phrases, and in its reduced form, such provision will then be enforceable and will be enforced.

(n) Expenses. Each of the Company, the Sponsor and the Co-Investor(s) will bear its own costs and expenses incurred in connection with the preparation, execution and performance of this Agreement and the consummation of the transactions contemplated hereby, including all fees and expenses of agents, representatives, financial advisors, legal counsel and accountants; provided, that if the Co-Investment Closing occurs, then at the Business Combination Closing, the Company shall reimburse the Co-Investors for a portion of such costs and expenses borne by the Co-Investors solely to the extent necessary to cause all such costs and expenses of the Company, the Sponsor and the Co-Investors in the aggregate to be shared pro rata among the Sponsor, the Co-Investors and the other shareholders of Company based on their relative ownership of Company securities. For the avoidance of doubt, if the Co-Investment Closing does not occur, the Co-Investors shall not be entitled to reimbursement of such costs and expenses by the Company. The Company shall be responsible for the fees of its transfer agent, stamp taxes and all The Depository Trust Company fees associated with the issuance of any Co-Investment Securities.

(o) Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties hereto and no presumption or burden of proof will arise favoring or disfavoring any party hereto because of the authorship of any provision of this Agreement. Any reference to any federal, state, local, or foreign law will be deemed also to refer to law as amended and all rules and regulations promulgated thereunder, unless the context requires otherwise. The words “include,” “includes,” and “including” will be deemed to be followed by “without limitation.” Pronouns in masculine, feminine, and neuter genders will be construed to include any other gender, and words in the singular form will be construed to include the plural and vice versa, unless the context otherwise requires. The words “this Agreement,” “herein,” “hereof,” “hereby,” “hereunder,” and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. The parties hereto intend that each representation, warranty, and covenant contained herein will have independent significance. If any party hereto has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty or covenant relating to the same subject matter (regardless of the relative levels of specificity) which such party hereto has not breached will not detract from or mitigate the fact that such party hereto is in breach of the first representation, warranty, or covenant.

(p) Waiver. No waiver by any party hereto of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, may be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising because of any prior or subsequent occurrence.

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(q) Confidentiality. Except as may be required by law, regulation or applicable stock exchange listing requirements, unless and until the transactions contemplated hereby and the terms hereof are publicly announced or otherwise publicly disclosed by the Company, the parties hereto shall keep confidential and shall not publicly disclose the existence or terms of this Agreement.

(r) Specific Performance. Each of the parties hereto agrees that irreparable damage may occur in the event any provision of this Agreement was not performed by the parties hereto in accordance with the terms hereof and that the other parties hereto each shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity, without the posting of any bond and without proof of actual damages. No party will oppose the granting of any such relief on the ground(s) that any other party has an adequate remedy at law, that any such party has not proven actual damages, and/or that such party should be required to post a bond.

(s) Favorable Terms. The Company hereby represents and warrants that as of the date hereof, and covenants and agrees that after the date hereof, none of the agreements with any other Person for the purchase of Class A Shares or similar securities of the Company includes or will include terms, rights or other benefits that are more favorable, in any material respect, to such other Person than the terms, rights and benefits in favor of the Co-Investors under this Agreement, and the Company will not waive any material obligation under the agreements with such other Person unless, in any such case, the Co-Investors have been offered in writing the opportunity to concurrently receive the benefits of all such terms, rights and benefits or waiver. The Co-Investors shall notify the Company in writing, within ten (10) days after the date it has been offered the opportunity to receive the benefit of such terms, rights, benefits or waiver, of its election to receive any such term, right, benefit or waiver so offered.

(t) Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors, and permitted assigns.

(u) Further Assurances. Each party hereto shall execute and deliver all such further and additional instruments and agreements and shall take such further and additional actions, as may be reasonably necessary or desirable and as reasonably requested by any other party hereto to evidence or carry out the provisions of this Agreement or to consummate the transactions contemplated hereby.

(v) Time of Essence. Time is of the essence for each and every provision of this Agreement.

[Signature pages follow]

[Remainder of page intentionally left blank.]

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IN WITNESS WHEREOF, the parties hereto have caused this Subscription Agreement to be duly executed as of the date first written above.

COMPANY:

IRON HORSE ACQUISITION CORP.

By:
Name:	Steven F. Mayer
Title:	Chief Executive Officer and Director

SPONSOR:

CERBERUS IRON HORSE HOLDINGS, LLC

By:
Name:
Title:

CO-INVESTORS:

[•]

Address for Notices:
By:
Name:	Email:
Title:	Fax:

ANNEX A

Co-Investment Amounts

Co-Investor	Purchased Co-Investment Units	Co-Investment Shares	Co-Investment Warrants	Co-Investment Purchase Price
$
$
$
$
$

Total				$

ANNEX B

Escrow Account Wire Instructions

Exhibit A

Form of Registration Rights Agreement

FORM OF REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of [•], is made and entered into by and among Iron Horse Acquisition Corp., a Cayman Islands exempted company (the “Company”), and each of the other entities party hereto (each, a “Holder” and collectively the “Holders”).

RECITALS

WHEREAS, each Holder is a party to a subscription agreement with the Company, dated the date hereof (a “Subscription Agreement”), pursuant to which each Holder has subscribed for units of the Company (the “Units”), each Unit consisting of consisting of one Class A ordinary share of the Company, par value $0.0001 per share (the “Ordinary Shares”), and one-third of one redeemable warrant to purchase one Class A ordinary share (the “Warrants”); and

WHEREAS, the Company and each Holder desire to enter into this Agreement, pursuant to which the Company shall grant each Holder certain registration rights with respect to certain securities of the Company, as set forth in this Agreement.

NOW, THEREFORE, in consideration of the representations, covenants and agreements contained herein, and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

DEFINITIONS

1.1 Definitions. The terms defined in this Article I shall, for all purposes of this Agreement, have the respective meanings set forth below:

“Adverse Disclosure” shall mean any public disclosure of material non-public information, which disclosure, in the good faith judgment of the Chief Executive Officer or Chief Financial Officer of the Company, after consultation with counsel to the Company, (i) would be required to be made in any Registration Statement or Prospectus in order for the applicable Registration Statement or Prospectus not to contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein (in the case of any prospectus and any preliminary prospectus, in the light of the circumstances under which they were made) not misleading, (ii) would not be required to be made at such time if the Registration Statement were not being filed, and (iii) the Company has a bona fide business purpose for not making such information public.

“Agreement” shall have the meaning given in the Preamble.

“Automatic Shelf Registration Statement” means an “automatic shelf registration statement” as defined in Rule 405 promulgated under the Securities Act.

“Board” shall mean the Board of Directors of the Company.

“Commission” shall mean the Securities and Exchange Commission.

“Company” shall have the meaning given in the Preamble.

“Demand Registration” shall have the meaning given in subsection 2.1.1.

“Demanding Holder” shall have the meaning given in subsection 2.1.1.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as it may be amended from time to time.

“Form S-1” shall have the meaning given in subsection 2.1.1.

“Form S-3” shall have the meaning given in subsection 2.3.1.

“Holders” shall have the meaning given in the Preamble.

“Maximum Number of Securities” shall have the meaning given in subsection 2.1.4.

“Misstatement” shall mean an untrue statement of a material fact or an omission to state a material fact required to be stated in a Registration Statement or Prospectus or necessary to make the statements in a Registration Statement or Prospectus in the light of the circumstances under which they were made not misleading.

“Ordinary Shares” shall have the meaning given in the Recitals hereto.

“Piggyback Registration” shall have the meaning given in subsection 2.2.1.

“Pro Rata” shall have the meaning given in subsection 2.1.4.

“Prospectus” shall mean the prospectus included in any Registration Statement, as supplemented by any and all prospectus supplements and as amended by any and all post-effective amendments and including all material incorporated by reference in such prospectus.

“Prospectus Date” shall mean the date of the final prospectus filed with the Commission and relating to the Company’s initial public offering.

“Registrable Security” shall mean, whether held by a Holder or its transferees, any Ordinary Shares or Warrants (or Ordinary Shares issuable upon the exercise of such Warrants), whether acquired pursuant to a Subscription Agreement or otherwise, and any other equity security of the Company issued or issuable with respect to any such Ordinary Shares by way of a share capitalization or share split or in connection with a combination of shares, capitalization, merger, consolidation or reorganization; provided, however, that, as to any particular Registrable Security, such securities shall cease to be Registrable Securities when: (A) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been sold, transferred, disposed of or exchanged in accordance with such Registration Statement; (B) such securities shall have been otherwise transferred, new certificates for such securities not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent public distribution of such securities shall not require registration under the Securities Act; (C) such securities shall have ceased to be outstanding; or (D) such securities have been sold to, or through, a broker, dealer or underwriter in a public distribution or other public securities transaction.

“Registration” shall mean a registration effected by preparing and filing a registration statement or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such registration statement becoming effective.

“Registration Expenses” shall mean the out-of-pocket expenses of a Registration, including, without limitation, the following:

(a) all registration and filing fees (including fees with respect to filings required to be made with the Financial Industry Regulatory Authority) and any securities exchange on which the Ordinary Shares are then listed;

(b) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel for the Underwriters in connection with blue sky qualifications of Registrable Securities);

(c) printing, messenger, telephone and delivery expenses;

(d) reasonable fees and disbursements of counsel for the Company;

(e) reasonable fees and disbursements of all independent registered public accountants of the Company incurred specifically in connection with such Registration; and

(f) reasonable fees and expenses of one legal counsel selected by the majority-in-interest of the Demanding Holders initiating a Demand Registration to be registered for offer and sale in the applicable Registration.

“Registration Statement” shall mean any registration statement that covers the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus included in such registration statement, amendments (including post-effective amendments) and supplements to such registration statement, and all exhibits to and all material incorporated by reference in such registration statement.

“Requesting Holder” shall have the meaning given in subsection 2.1.1.

“Resale Shelf” shall have the meaning given in subsection 2.3.1.

“Securities Act” shall mean the Securities Act of 1933, as amended from time to time.

“Subscription Agreement” shall have the meaning given in the Recitals hereto.

“Subsequent Shelf Registration” shall have the meaning given in subsection 2.3.2.

“Underwriter” shall mean a securities dealer who purchases any Registrable Securities as principal in an Underwritten Offering and not as part of such dealer’s market-making activities.

“Underwritten Registration” or “Underwritten Offering” shall mean a Registration in which securities of the Company are sold to an Underwriter in a firm commitment underwriting for distribution to the public.

“Underwritten Shelf Takedown” shall have the meaning given in subsection 2.3.3.

“Well-Known Seasoned Issuer” means a “well-known seasoned issuer” as defined in Rule 405 promulgated under the Securities Act and which (i) is a “well-known seasoned issuer” under paragraph (1)(i)(A) of such definition or (ii) is a “well-known seasoned issuer” under paragraph (1)(i)(B) of such definition and is also eligible to register a primary offering of its securities relying on General Instruction I.B.1 of Form S-3 under the Securities Act.

ARTICLE II

REGISTRATIONS

2.1 Demand Registration.

2.1.1 Request for Registration. Subject to the provisions of subsection 2.1.4 and Section 2.4 hereof, at any time and from time to time on or after the Prospectus Date, the Holders of at least twenty percent (20%) of the then-outstanding number of Registrable Securities (the “Demanding Holders”) may make a written demand for Registration of Registrable Securities, which written demand shall describe the amount and type of securities to be included in such Registration and the intended method(s) of distribution thereof (such written demand a “Demand Registration”). The Company shall, within five (5) business days of the Company’s receipt of the Demand Registration, notify, in writing, all other Holders of Registrable Securities of such demand, and each Holder of Registrable Securities who thereafter wishes to include all or a portion of such Holder’s Registrable Securities in a Registration pursuant to a Demand Registration (each such Holder that includes all or a portion of such Holder’s Registrable Securities in such Registration, a “Requesting Holder”) shall so notify the Company, in writing, within three (3) business days after the receipt by the Holders of the notice from the Company. Upon receipt by the Company of any such written notification from a Requesting Holder(s) to the Company, such Requesting Holder(s) shall be entitled to have their Registrable Securities included in a Registration pursuant to a Demand Registration and the Company shall effect, as soon thereafter as practicable, but not more than forty five (45) days immediately after the Company’s receipt of the Demand Registration, the Registration of all Registrable Securities requested by the Demanding Holders and Requesting Holders pursuant to such Demand Registration. Under no circumstances shall the Company be obligated to effect more than an aggregate of five (5) Registrations pursuant to a Demand Registration under this subsection 2.1.1 with respect to any or all Registrable Securities; provided, however, that a Registration shall not be counted for such purposes unless a Form S-1 or any similar long-form registration statement that may be available at such time (“Form S-1”) has become effective and all of the Registrable Securities requested by the Requesting Holders to be registered on behalf of the Requesting Holders in such Form S-1 Registration have been sold, in accordance with Section 3.1 of this Agreement.

2.1.2 Effective Registration. Notwithstanding the provisions of subsection 2.1.1 above or any other part of this Agreement, a Registration pursuant to a Demand Registration shall not count as a Registration unless and until (i) the Registration Statement filed with the Commission with respect to a Registration pursuant to a Demand Registration has been declared effective by the Commission and (ii) the Company has complied with all of its obligations under this Agreement with respect thereto; provided, further, that if, after such Registration Statement has been declared effective, an offering of Registrable Securities in a Registration pursuant to a Demand Registration is subsequently interfered with by any stop order or injunction of the Commission, federal or state court or any other governmental agency the Registration Statement with respect to such Registration shall be deemed not to have been declared effective, unless and until, (i) such stop order or injunction is removed, rescinded or otherwise terminated, and (ii) a majority-in-interest of the Demanding Holders initiating such Demand Registration thereafter affirmatively elect to continue with such Registration and accordingly notify the Company in writing, but in no event later than five (5) days, of such election; provided, further, that the Company shall not be obligated or required to file another Registration Statement until the Registration Statement that has been previously filed with respect to a Registration pursuant to a Demand Registration becomes effective or is subsequently terminated.

2.1.3 Underwritten Offering. Subject to the provisions of subsection 2.1.4 and Section 2.4 hereof, if a majority-in-interest of the Demanding Holders so advise the Company as part of their Demand Registration that the offering of the Registrable Securities pursuant to such Demand Registration shall be in the form of an Underwritten Offering, then the right of such Demanding Holder or Requesting Holder (if any) to include its Registrable Securities in such Registration shall be conditioned upon such Holder’s participation in such Underwritten Offering and the inclusion of such Holder’s Registrable Securities in such Underwritten Offering to the extent provided herein. All such Holders proposing to distribute their Registrable Securities through an Underwritten Offering under this subsection 2.1.3 shall enter into an underwriting agreement in customary form with the Underwriter(s) selected for such Underwritten Offering by the majority-in-interest of the Demanding Holders initiating the Demand Registration.

2.1.4 Reduction of Underwritten Offering. If the managing Underwriter or Underwriters in an Underwritten Registration pursuant to a Demand Registration, in good faith, advises the Company, the Demanding Holders and the Requesting Holders (if any) in writing that the dollar amount or number of Registrable Securities that the Demanding Holders and the Requesting Holders (if any) desire to sell, taken together with all other Ordinary Shares or other equity securities that the Company desires to sell and the Ordinary Shares, if any, as to which a Registration has been requested pursuant to separate written contractual piggy-back registration rights held by any other shareholders who desire to sell, exceeds the maximum dollar amount or maximum number of equity securities that can be sold in the Underwritten Offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of such securities, as applicable, the “Maximum Number of Securities”), then the Company shall include in such Underwritten Offering, as follows: (i) first, the Registrable Securities of the Demanding Holders and the Requesting Holders (if any) (pro rata based on the respective number of Registrable Securities that each Demanding Holder and Requesting Holder (if any) has requested be included in such Underwritten Registration and the aggregate number of Registrable Securities that the Demanding Holders and Requesting Holders have requested be included in such Underwritten Registration (such proportion is referred to herein as “Pro Rata”)) that can be sold without exceeding the Maximum Number of Securities; and (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), the Ordinary Shares or other equity securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities; and (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), the Ordinary Shares or other equity securities of other persons or entities that the Company is obligated to register in a Registration pursuant to separate written contractual arrangements with such persons and that can be sold without exceeding the Maximum Number of Securities.

2.1.5 Demand Registration Withdrawal. A majority-in-interest of the Demanding Holders initiating a Demand Registration or a majority-in-interest of the Requesting Holders (if any), pursuant to a Registration under subsection 2.1.1 shall have the right to withdraw from a Registration pursuant to such Demand Registration for any or no reason whatsoever upon written notification to the Company and the Underwriter or Underwriters (if any) of their intention to withdraw from such Registration prior to the effectiveness of the Registration Statement filed with the Commission with respect to the Registration of their Registrable Securities pursuant to such Demand Registration. Notwithstanding anything to the contrary in this Agreement, the Company shall be responsible for the Registration Expenses incurred in connection with a Registration pursuant to a Demand Registration prior to its withdrawal under this subsection 2.1.5.

2.2 Piggyback Registration.

2.2.1 Piggyback Rights. If, at any time the Company (x) proposes to file a Registration Statement under the Securities Act with respect to an offering of equity securities, or securities or other obligations exercisable or exchangeable for, or convertible into equity securities, for its own account or for the account of shareholders of the Company (or by the Company and by the shareholders of the Company including, without limitation, pursuant to Section 2.1 hereof), other than a Registration Statement (i) filed in connection with any employee share option or other benefit plan, (ii) for an exchange offer or offering of securities solely to the Company’s existing shareholders, (iii) for an offering of debt that is convertible into equity securities of the Company or (iv) for a dividend reinvestment plan, or (y) or proposes to offer any of its securities pursuant to a Registration Statement in an Underwritten Offering under the Securities Act, then the Company shall give written notice of such proposed filing or offering to all of the Holders of Registrable Securities as soon as practicable but not less than seven (7) business days before the anticipated filing date of such Registration Statement or five (5) business days before the anticipated launch of such Underwritten Offering, which notice shall (A) describe the amount and type of securities to be included in such Registration or Underwritten Offering, the intended method(s) of distribution, and the name of the proposed managing Underwriter or Underwriters, if any, in such offering, and (B) offer to all of the Holders of Registrable Securities the opportunity to register the sale of, or include in such Underwritten Offering, such number of Registrable Securities as such Holders may request in writing within three (3) business days after receipt of such written notice (such Registration or Underwritten Offering, a “Piggyback Registration”). The Company shall, in good faith, cause such Registrable Securities to be included in such Piggyback Registration and shall use its best efforts to cause the managing Underwriter or Underwriters of a proposed Underwritten Offering to permit the Registrable Securities requested by the Holders pursuant to this subsection 2.2.1 to be included in a Piggyback Registration on the same terms and conditions as any similar securities of the Company included in such Registration and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. All such Holders proposing to distribute their Registrable Securities through an Underwritten Offering under this subsection 2.2.1 shall enter into an underwriting agreement in customary form with the Underwriter(s) selected for such Underwritten Offering by the Company.

2.2.2 Reduction of Piggyback Registration. If the managing Underwriter or Underwriters in an Underwritten Offering that is to be a Piggyback Registration, in good faith, advises the Company and the Holders of Registrable Securities participating in the Piggyback Registration in writing that the dollar amount or number of the Ordinary Shares that the Company desires to sell, taken together with (i) the Ordinary Shares, if any, as to which inclusion in such Underwritten Offering has been demanded pursuant to separate written contractual arrangements with persons or entities other than the Holders of Registrable Securities hereunder (ii) the Registrable Securities as to which inclusion in such Underwritten Offering has been requested pursuant Section 2.2 hereof, and (iii) the Ordinary Shares, if any, as to which inclusion in such Underwritten Offering has been requested pursuant to separate written contractual piggy-back registration rights of other shareholders of the Company, exceeds the Maximum Number of Securities, then:

(a) If the Underwritten Offering is undertaken for the Company’s account, the Company shall include in any such Underwritten Offering (A) first, the Ordinary Shares or other equity securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities; and (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), the Registrable Securities of Holders exercising their rights to register their Registrable Securities pursuant to subsection 2.2.1 hereof together with the Ordinary Shares held by other shareholders of the Company exercising separate contractual piggy-back registration rights between such holders and the Company, Pro Rata, based on the respective number of Registrable Securities so requested to be included, which can be sold without exceeding the Maximum Number of Securities;

(b) If the Underwritten Offering is pursuant to a request by persons or entities other than the Holders of Registrable Securities, then the Company shall include in any such Underwritten Offering (A) first, the Ordinary Shares or other equity securities, if any, of such requesting persons or entities, other than the Holders of Registrable Securities, which can be sold without exceeding the Maximum Number of Securities; (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), the Ordinary Shares or other equity securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities; and (C) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A) and (B), the Registrable Securities of Holders exercising their rights to register their Registrable Securities pursuant to subsection 2.2.1 hereof together with the Ordinary Shares held by other shareholders of the Company exercising separate contractual piggy-back registration rights between such holders and the Company, Pro Rata, based on the respective number of Registrable Securities so requested to be registered, which can be sold without exceeding the Maximum Number of Securities.

2.2.3 Piggyback Registration Withdrawal. Any Holder of Registrable Securities shall have the right to withdraw from a Piggyback Registration for any or no reason whatsoever upon written notification to the Company and the Underwriter or Underwriters (if any) of his, her or its intention to withdraw from such Piggyback Registration prior to the effectiveness of the Registration Statement filed with the Commission with respect to such Piggyback Registration. The Company (whether on its own good faith determination or as the result of a request for withdrawal by persons pursuant to separate written contractual obligations) may withdraw a Registration Statement filed with the Commission in connection with a Piggyback Registration at any time prior to the effectiveness of such Registration Statement. Notwithstanding anything to the contrary in this Agreement, the Company shall be responsible for the Registration Expenses incurred in connection with the Piggyback Registration prior to its withdrawal under this subsection 2.2.3.

2.2.4 Unlimited Piggyback Registration Rights. For purposes of clarity, any Registration effected pursuant to Section 2.2 hereof shall not be counted as a Registration pursuant to a Demand Registration effected under Section 2.1 hereof.

2.3 Registrations on Form S-3.

2.3.1 Filing. Within thirty (30) days after the date hereof, the Company shall use commercially reasonable efforts (i) to file a registration statement on Form S-3 Form S-3 or any similar short-form registration statement that may be available at such time (“Form S-3”) for a secondary offering of the Registrable Securities pursuant to Rule 415 under the Securities Act, provided that if Form S-3 is unavailable for such a registration, the Company shall register the resale of the Registrable Securities on another appropriate form and undertake to register the Registrable Securities on Form S-3 as soon as such form is available (such registration statement, a “Resale Shelf”), (ii) to cause the Form S-3 to be declared effective under the Securities Act promptly thereafter, but in no event later than ninety (90) days thereafter. The Resale Shelf shall provide for the resale of Registrable Securities from time to time, and pursuant to any method or combination of methods legally available to, and requested by, a Holder. The Company shall maintain the Resale Shelf in accordance with the terms hereof, and shall prepare and file with the Commission such amendments, including post-effective amendments, and supplements as may be necessary to keep such Resale Shelf effective and in compliance with the provisions of the Securities Act until such time as there are no longer any Registrable Securities. In the event the Company files a Form S-1 Shelf, the Company shall use its commercially reasonable efforts to convert the Form S-1 Shelf (and any Subsequent Shelf Registration) to a Form S-3 Shelf as soon as practicable after the Company is eligible to use Form S-3.

2.3.2 Subsequent Shelf Registrations. If any Resale Shelf ceases to be effective under the Securities Act for any reason at any time while Registrable Securities are still outstanding, the Company shall use its commercially reasonable efforts to as promptly as is reasonably practicable cause such Resale Shelf to again become effective under the Securities Act (including obtaining the prompt withdrawal of any order suspending the effectiveness of such Resale Shelf), and shall use its commercially reasonable efforts to as promptly as is reasonably practicable amend such Resale Shelf in a manner reasonably expected to result in the withdrawal of any order suspending the effectiveness of such Resale Shelf or file an additional registration statement as a Resale Shelf (a “Subsequent Shelf Registration”) registering the resale from time to time by the Holders of all Registrable Securities as of the time of such filing. If a Subsequent Shelf Registration is filed, the Company shall use its commercially reasonable efforts to (i) cause such Subsequent Shelf Registration to become effective under the Securities Act as promptly as is reasonably practicable after the filing thereof (it being agreed that the Subsequent Shelf Registration shall be an Automatic Shelf Registration Statement if the Company is a Well-Known Seasoned Issuer) and (ii) keep such Subsequent Shelf Registration continuously effective and usable until there are no longer any Registrable Securities. Any such Subsequent Shelf Registration shall be on Form S-3 to the extent that the Company is eligible to use such form. Otherwise, such Subsequent Shelf Registration shall be on another appropriate form and shall provide for the registration of such Registrable Securities for resale by the Holders in accordance with any reasonable method of distribution.

2.3.3 Requests for Underwritten Shelf Takedowns. At any time and from time to time after the Resale Shelf has been declared effective by the Commission, any Holder, or group of Holders, of then-outstanding Registrable Securities may request to sell all or any portion of its Registrable Securities in an Underwritten Offering that is registered pursuant to the Resale Shelf (each, an “Underwritten Shelf Takedown”); provided that the Company shall only be obligated to effect an Underwritten Shelf Takedown if such offering shall include either (x) securities with a total offering price (including piggyback shares and before deduction of underwriting discounts) reasonably expected to exceed, in the aggregate, $50 million or (y) all remaining Registrable Securities. All requests for Underwritten Shelf Takedowns shall be made by giving written notice to the Company (the “Demand Shelf Takedown Notice”). Each Demand Shelf Takedown Notice shall specify the approximate number of Registrable Securities proposed to be sold in the Underwritten Shelf Takedown and the expected price range (net of underwriting discounts and commissions) of such Underwritten Shelf Takedown. Upon receipt of a Demand Shelf Takedown Notice, the Company shall, within five (7) business days of the Company’s receipt, notify, in writing, all other Holders of Registrable Securities of such Underwritten Shelf Takedown, and each Holder of Registrable Securities who thereafter wishes to include all or a portion of such Holder’s Registrable Securities in such Underwritten Shelf Takedown shall so notify the Company, in writing, within three (3) business days after the receipt by the Holders of the notice from the Company. Upon receipt by the Company of any such written notification from a Holder to the Company, such Holder(s) shall be entitled to have their Registrable Securities included in such Underwritten Shelf Takedown. Holders of a majority-in-interest of Registrable Securities included in such Underwritten Shelf Takedown shall have the right to select the Underwriter or Underwriters to administer the offering, subject to the Company’s prior approval which shall not be unreasonably withheld, conditioned or delayed. If the managing Underwriter or Underwriters in an Underwritten Shelf Takedown, in good faith, advises the Company and the participating Holders in writing that the dollar amount or number of Registrable Securities proposed to be sold in such Underwritten Shelf Takedown, taken together with all other Ordinary Shares or other equity securities that the Company desires to sell and the Ordinary Shares, if any, which are requested to be included pursuant to separate written contractual piggy-back registration rights held by any other shareholders who desire to sell, exceeds Maximum Number of Securities, then the Company shall include in such Underwritten Offering, as follows: (i) first, the Registrable Securities of the Holders, Pro Rata, that can be sold without exceeding the Maximum Number of Securities; and (ii) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (i), the Ordinary Shares or other equity securities that the Company desires to sell, which can be sold without exceeding the Maximum Number of Securities; and (iii) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (i) and (ii), the Ordinary Shares or other equity securities of other persons or entities that the Company is obligated to include in such Underwritten Shelf Takedown pursuant to separate written contractual arrangements with such persons and that can be sold without exceeding the Maximum Number of Securities.

2.4 Restrictions on Registration Rights. If (A) during the period starting with the date sixty (60) days prior to the Company’s good faith estimate of the date of the filing of, and ending on a date one hundred and twenty (120) days after the effective date of, a Company initiated Registration and provided that the Company has delivered written notice to the Holders prior to receipt of a Demand Registration pursuant to subsection 2.1.1 and it continues to actively employ, in good faith, all reasonable efforts to cause the applicable Registration Statement to become effective; (B) the Holders have requested an Underwritten Offering and the Company and the Holders are unable to obtain the commitment of underwriters to firmly underwrite the offer; or (C) in the good faith judgment of the Board such Registration would be seriously detrimental to the Company and the Board concludes as a result that it is essential to defer the filing of such Registration Statement at such time, then in each case the Company shall furnish to such Holders a certificate signed by the Chairman of the Board stating that in the good faith judgment of the Board it would be seriously detrimental to the Company for such Registration Statement to be filed in the near future and that it is therefore essential to defer the filing of such Registration Statement. In such event, the Company shall have the right to defer such filing for a period of not more than thirty (30) days; provided, however, that the Company shall not defer its obligation in this manner more than once in any 12-month period.

ARTICLE III

COMPANY PROCEDURES

3.1 General Procedures. If at any time the Company is required to effect the Registration of Registrable Securities, the Company shall use its best efforts to effect such Registration to permit the sale of such Registrable Securities in accordance with the intended plan of distribution thereof, and pursuant thereto the Company shall, as expeditiously as possible:

3.1.1 prepare and file with the Commission as soon as practicable a Registration Statement with respect to such Registrable Securities and use its commercially reasonable efforts to cause such Registration Statement to become effective and remain effective until all Registrable Securities covered by such Registration Statement have been sold;

3.1.2 prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement, and such supplements to the Prospectus, as may be requested by the Holders or any Underwriter of Registrable Securities or as may be required by the rules, regulations or instructions applicable to the registration form used by the Company or by the Securities Act or rules and regulations thereunder to keep the Registration Statement effective until all Registrable Securities covered by such Registration Statement are sold in accordance with the intended plan of distribution set forth in such Registration Statement or supplement to the Prospectus;

3.1.3 prior to filing a Registration Statement or prospectus, or any amendment or supplement thereto, furnish without charge to the Underwriters, if any, and the Holders of Registrable Securities included in such Registration, and such Holders’ legal counsel, copies of such Registration Statement as proposed to be filed, each amendment and supplement to such Registration Statement (in each case including all exhibits thereto and documents incorporated by reference therein), the Prospectus included in such Registration Statement (including each preliminary Prospectus), and such other documents as the Underwriters and the Holders of Registrable Securities included in such Registration or the legal counsel for any such Holders may request in order to facilitate the disposition of the Registrable Securities owned by such Holders;

3.1.4 prior to any public offering of Registrable Securities, use its best efforts to (i) register or qualify the Registrable Securities covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions in the United States as the Holders of Registrable Securities included in such Registration Statement (in light of their intended plan of distribution) may request and (ii) take such action necessary to cause such Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be necessary or advisable to enable the Holders of Registrable Securities included in such Registration Statement to consummate the disposition of such Registrable Securities in such jurisdictions; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify or take any action to which it would be subject to general service of process or taxation in any such jurisdiction where it is not then otherwise so subject;

3.1.5 cause all such Registrable Securities to be listed on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed;

3.1.6 provide a transfer agent or warrant agent, as applicable, and registrar for all such Registrable Securities no later than the effective date of such Registration Statement;

3.1.7 advise each Holder of Registrable Securities included in such Registration Statement, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for such purpose and promptly use its commercially reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

3.1.8 at least five (5) days prior to the filing of any Registration Statement or Prospectus or any amendment or supplement to such Registration Statement or Prospectus or, to the extent practicable, any document that is to be incorporated by reference into such Registration Statement or Prospectus, furnish a copy thereof to each seller of such Registrable Securities or its counsel;

3.1.9 notify the Holders at any time when a Prospectus relating to such Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes a Misstatement, and then to correct such Misstatement as set forth in Section 3.4 hereof;

3.1.10 permit a representative of the Holders, the Underwriters, if any, and any attorney or accountant retained by such Holders or Underwriter to participate, at each such person’s own expense, in the preparation of the Registration Statement, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such representative, Underwriter, attorney or accountant in connection with the Registration; provided, however, that such representatives or Underwriters enter into a confidentiality agreement, in form and substance reasonably satisfactory to the Company, prior to the release or disclosure of any such information;

3.1.11 obtain a “cold comfort” letter from the Company’s independent registered public accountants in the event of an Underwritten Registration, in customary form and covering such matters of the type customarily covered by “cold comfort” letters as the managing Underwriter may reasonably request, and reasonably satisfactory to a majority-in-interest of the participating Holders;

3.1.12 on the date the Registrable Securities are delivered for sale pursuant to such Registration, obtain an opinion and negative assurance letter, dated such date, of counsel representing the Company for the purposes of such Registration, addressed to the Holders, the placement agent or sales agent, if any, and the Underwriters, if any, covering such legal matters with respect to the Registration in respect of which such opinion is being given as the Holders, placement agent, sales agent, or Underwriter may reasonably request and as are customarily included in such opinions and negative assurance letters, and reasonably satisfactory to a majority in interest of the participating Holders, ;

3.1.13 in the event of any Underwritten Offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing Underwriter of such offering;

3.1.14 make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve (12) months beginning with the first day of the Company’s first full calendar quarter after the effective date of the Registration Statement which satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

3.1.15 if the Registration involves the Registration of Registrable Securities involving gross proceeds in excess of $50,000,000, use its reasonable efforts to make available senior executives of the Company to participate in customary “road show” and analyst or investor presentations and such other selling or other informational meetings organized by the Underwriter that may be reasonably requested by the Underwriter in any Underwritten Offering, with all out-of-pocket costs and expenses incurred by the Company or such officers in connection with such attendance and participation to be paid by the Company;

3.1.16 cooperate with each Underwriter participating in the disposition of such Registrable Securities and Underwriters’ counsel in connection with any filings required to be made with The Financial Industry Regulatory Authority, Inc., including using commercially reasonable efforts to obtain pre-clearance and pre-approval of the Registration Statement and applicable Prospectus upon filing with the Commission;

3.1.17 within the deadlines specified by the Securities Act, make all required filing fee payments in respect of any Registration Statement or Prospectus used under this Agreement (and any offering covered thereby);

3.1.18 in the case of certificated Registrable Securities, cooperate with the Holders and the managing Underwriters to facilitate the timely preparation and delivery of certificates (not bearing any legends) representing Registrable Securities to be sold after receiving written representations from the Holders participating in such offering that the Registrable Securities represented by the certificates so delivered by such Holders will be transferred in accordance with the Registration Statement, and enable such Registrable Securities to be in such denominations and registered in such names as such Holders or managing Underwriters may reasonably request at least two business days prior to any sale of such Registrable Securities; and

3.1.19 otherwise, in good faith, cooperate reasonably with, and take such customary actions as may reasonably be requested by the Holders, in connection with such Registration.

3.2 Registration Expenses. The Registration Expenses of all Registrations shall be borne by the Company. It is acknowledged by the Holders that the Holders shall bear all incremental selling expenses relating to the sale of Registrable Securities, such as Underwriters’ commissions and discounts, brokerage fees, Underwriter marketing costs and, other than as set forth in the definition of “Registration Expenses,” all reasonable fees and expenses of any legal counsel representing the Holders.

3.3 Requirements for Participation in Underwritten Offerings. No person may participate in any Underwritten Offering for equity securities of the Company pursuant to a Registration initiated by the Company hereunder unless such person (i) agrees to sell such person’s securities on the basis provided in any underwriting arrangements approved by the Company and (ii) completes and executes all customary questionnaires, powers of attorney, indemnities, lock-up agreements, stock powers, underwriting agreements and other customary documents as may be reasonably required under the terms of such underwriting arrangements.

3.4 Suspension of Sales; Adverse Disclosure. Upon receipt of written notice from the Company that a Registration Statement or Prospectus contains a Misstatement, each of the Holders shall forthwith discontinue disposition of Registrable Securities until it has received copies of a supplemented or amended Prospectus correcting the Misstatement (it being understood that the Company hereby covenants to prepare and file such supplement or amendment as soon as practicable after the time of such notice), or until it is advised in writing by the Company that the use of the Prospectus may be resumed. If the filing, initial effectiveness or continued use of a Registration Statement in respect of any Registration at any time would require the Company to make an Adverse Disclosure or would require the inclusion in such Registration Statement of financial statements that are unavailable to the Company for reasons beyond the Company’s control, the Company may, upon giving prompt written notice of such action to the Holders, delay the filing or initial effectiveness of, or suspend use of, such Registration Statement for the shortest period of time, but in no event more than thirty (30) days, determined in good faith by the Company to be necessary for such purpose. In the event the Company exercises its rights under the preceding sentence, the Holders agree to suspend, immediately upon their receipt of the notice referred to above, their use of the Prospectus relating to any Registration in connection with any sale or offer to sell Registrable Securities. The Company shall immediately notify the Holders of the expiration of any period during which it exercised its rights under this Section 3.4.

3.5 Reporting Obligations. As long as any Holder shall own Registrable Securities, the Company, at all times while it shall be a reporting company under the Exchange Act, covenants to file timely (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Sections 13(a) or 15(d) of the Exchange Act and to promptly furnish the Holders with true and complete copies of all such filings. The Company further covenants that it shall take such further action as any Holder may reasonably request, all to the extent required from time to time to enable such Holder to sell Ordinary Shares held by such Holder without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act, including providing any legal opinions. Upon the request of any Holder, the Company shall deliver to such Holder a written certification of a duly authorized officer as to whether it has complied with such requirements.

ARTICLE IV

INDEMNIFICATION AND CONTRIBUTION

4.1 Indemnification.

4.1.1 The Company agrees to indemnify, to the extent permitted by law, each Holder of Registrable Securities, its members, managers, affiliates, directors, officers and agents and each person who controls such Holder (within the meaning of the Securities Act) to the fullest extent permitted by applicable law from and against all losses, claims, damages, liabilities and expenses (including legal or other expenses reasonably incurred in connection with investigating, preparing or defending the same and the cost of enforcing any right to indemnification hereunder) to which any of them may become subject caused by (x) any untrue or alleged untrue statement of material fact contained in any Registration Statement, Prospectus, disclosure package, preliminary Prospectus or free writing prospectus included in any Registration Statement, or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by such Holder expressly for use therein or (y)

any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other federal law, any state or foreign securities law, or any rule or regulation promulgated under of the foregoing laws, relating to the offer or sale of the Registrable Securities. The Company shall indemnify the Underwriters, their officers and directors and each person who controls such Underwriters (within the meaning of the Securities Act) to the same extent as provided in the foregoing with respect to the indemnification of the Holders.

4.1.2 In connection with any Registration Statement in which a Holder of Registrable Securities is participating, such Holder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such Registration Statement or Prospectus and, to the extent permitted by law, shall indemnify the Company, members, managers, affiliates, directors, officers and agents and each person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses (including legal or other expenses reasonably incurred in connection with investigating, preparing or defending the same and the cost of enforcing any right to indemnification hereunder) resulting from any untrue statement of material fact contained in the Registration Statement, Prospectus, disclosure package, preliminary Prospectus or free writing prospectus included in any Registration Statement, or any amendment thereof or supplement thereto or any omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in any information or affidavit so furnished in writing by such Holder expressly for use therein; provided, however, that the obligation to indemnify shall be several, not joint and several, among such Holders of Registrable Securities, and the liability of each such Holder of Registrable Securities shall be in proportion to and limited to the net proceeds received by such Holder from the sale of Registrable Securities pursuant to such Registration Statement; provided, further that a Holder shall not be liable in any case to the extent that prior to the filing of any such Registration Statement, or any amendment thereof or supplement thereto, it has furnished in writing to the Company, information expressly for use in, and within a reasonable period of time prior to the effectiveness of such Registration Statement, or any amendment thereof or supplement thereto which corrected or made not misleading information previously provided to the Company. The Holders of Registrable Securities shall indemnify the Underwriters, their officers, directors and each person who controls such Underwriters (within the meaning of the Securities Act) to the same extent as provided in the foregoing with respect to indemnification of the Company.

4.1.3 Any person entitled to indemnification herein shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any person’s right to indemnification hereunder to the extent such failure has not materially prejudiced the indemnifying party) and (ii) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld or delayed). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement) or which settlement does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

4.1.4 The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and shall survive the transfer of securities. The Company and each Holder of Registrable Securities participating in an offering also agrees to make such provisions as are reasonably requested by any indemnified party for contribution to such party in the event the Company’s or such Holder’s indemnification is unavailable for any reason.

4.1.5 If the indemnification provided under Section 4.1 hereof from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities and expenses referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities and expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by, or relates to information supplied by, such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action; provided, however, that the liability of any Holder under this subsection 4.1.5 shall be limited to the amount of the net proceeds received by such Holder in such offering giving rise to such liability. The amount paid or payable by a party as a result of the losses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth in subsections 4.1.1, 4.1.2 and 4.1.3 above, any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this subsection 4.1.5 were determined by pro rata allocation or by any other method of allocation, which does not take account of the equitable considerations referred to in this subsection 4.1.5. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this subsection 4.1.5 from any person who was not guilty of such fraudulent misrepresentation.

ARTICLE V

MISCELLANEOUS

5.1 Notices. Any notice or communication under this Agreement must be in writing and given by (i) deposit in the United States mail, addressed to the party to be notified, postage prepaid and registered or certified with return receipt requested, (ii) delivery in person or by courier service providing evidence of delivery, or (iii) transmission by hand delivery, electronic mail or facsimile. Each notice or communication that is mailed, delivered, or transmitted in the manner described above shall be deemed sufficiently given, served, sent, and received, in the case of mailed notices, on the third business day following the date on which it is mailed and, in the case of notices delivered by courier service, hand delivery, electronic mail or facsimile, at such time as it is delivered to the addressee (with the delivery receipt or the affidavit of messenger) or at such time as delivery is refused by the addressee upon presentation. Any notice or communication under this Agreement must be addressed to the addressee at: c/o Cerberus Capital Management, L.P., 875 Third Avenue, New York, New York 10022. Any party may change its address for notice at any time and from time to time by written notice to the other parties hereto, and such change of address shall become effective ten (10) days after delivery of such notice as provided in this Section 5.1.

5.2 Assignment; No Third Party Beneficiaries.

5.2.1 This Agreement and the rights, duties and obligations of the Company hereunder may not be assigned or delegated by the Company in whole or in part.

5.2.2 This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the parties and its successors and the permitted assigns of the Holders, which shall include any transferees.

5.2.3 This Agreement shall not confer any rights or benefits on any persons that are not parties hereto, other than as expressly set forth in this Agreement and Section 5.2 hereof.

5.2.4 No assignment by any party hereto of such party’s rights, duties and obligations hereunder shall be binding upon or obligate the Company unless and until the Company shall have received (i) written notice of such assignment as provided in Section 5.1 hereof and (ii) the written agreement of the assignee, in a form reasonably satisfactory to the Company, to be bound by the terms and provisions of this Agreement (which may be accomplished by an addendum or certificate of joinder to this Agreement). Any transfer or assignment made other than as provided in this Section 5.2 shall be null and void.

5.3 Counterparts. This Agreement may be executed in multiple counterparts (including facsimile or PDF counterparts), each of which shall be deemed an original, and all of which together shall constitute the same instrument, but only one of which need be produced.

5.4 Governing Law; Venue. NOTWITHSTANDING THE PLACE WHERE THIS AGREEMENT MAY BE EXECUTED BY ANY OF THE PARTIES HERETO, THE PARTIES EXPRESSLY AGREE THAT THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED UNDER THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW PROVISIONS OF SUCH JURISDICTION. ANY LEGAL SUIT, ACTION OR PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY MAY BE INSTITUTED IN THE FEDERAL COURTS OF THE UNITED STATES OR THE COURTS OF THE STATE OF NEW YORK IN EACH CASE LOCATED IN THE CITY OF NEW YORK, AND EACH PARTY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS IN ANY SUCH SUIT, ACTION OR PROCEEDING.

5.5 Amendments and Modifications. Upon the written consent of the Company and the Holders of at least fifty percent (50%) of the Registrable Securities at the time in question, compliance with any of the provisions, covenants and conditions set forth in this Agreement may be waived, or any of such provisions, covenants or conditions may be amended or modified; provided, however, that notwithstanding the foregoing, any amendment hereto or waiver hereof that adversely affects one Holder, solely in its capacity as a holder of Registrable Securities, in a manner that is materially different from the other Holders (in such capacity) shall require the consent of the Holder so affected. No course of dealing between any Holder or the Company and any other party hereto or any failure or delay on the part of a Holder or the Company in exercising any rights or remedies under this Agreement shall operate as a waiver of any rights or remedies of any Holder or the Company. No single or partial exercise of any rights or remedies under this Agreement by a party shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder or thereunder by such party.

5.6 Other Registration Rights. The Company represents and warrants that no person, other than a Holder of Registrable Securities, has any right to require the Company to register any securities of the Company for sale or to include such securities of the Company in any Registration filed by the Company for the sale of securities for its own account or for the account of any other person, other than Cerberus Iron Horse Holdings, LLC, pursuant to that certain Registration Rights Agreement, dated as of [•], 2018. Further, the Company represents and warrants that this Agreement supersedes any other registration rights agreement or agreement with similar terms and conditions and in the event of a conflict between any such agreement or agreements and this Agreement, the terms of this Agreement shall prevail, other than the agreement listed in the preceding sentence.

5.7 Term. This Agreement shall terminate upon the earlier of (i) the tenth anniversary of the date of this Agreement or (ii) the date as of which no Registrable Securities shall remain outstanding. The provisions of Section 3.5 and Article IV shall survive any termination.

[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed as of the date first written above.

IRON HORSE ACQUISITION CORP.

By:
Name: Steven F. Mayer
Title: Chief Executive Officer

[Signature Page to Registration Rights Agreement]

[HOLDER]

By:
Name:
Title:

Number of Units Subscribed for:

[Signature Page to Registration Rights Agreement]

Exhibit B

Charter